As filed with the Securities and Exchange Commission on August 17, 2021

Securities Act File No. 333-255144

Investment Company Act File No. 811-23652

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2 ☒

Post-Effective Amendment No. ☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 2 ☒

DYNAMIC ALTERNATIVES FUND

(Exact Name of Registrant as Specified in Charter)

5025 Arlington Centre Blvd., Suite 300

Columbus, Ohio 43220

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (614) 273-1000

William A. Leuby

Hamilton Capital, LLC

5025 Arlington Centre Blvd., Suite 300

Columbus, Ohio 43220

(Name and Address of Agent for Service)

Copies of all communications to:

Pamela M. Krill, Esq.

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “1933 Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end fund that is registered under the Investment Company Act of 1940 (the “1940 Act”)).
☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Shares of Beneficial Interest, no par value	10,000,000	$10.00	$100,000,000	$10,910.00

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the 1933 Act.

(2) Previously paid in connection with initial filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date (i) until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or (ii) until this Registration Statement shall become effective on such date as the SEC, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION
Dated [●], 2021

The information in this Preliminary Prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

DYNAMIC ALTERNATIVES FUND

Prospectus
Dated [●], 2021

The Dynamic Alternatives Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified and operates as a “tender offer fund,” which means that it is subject to the requirements of Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect thereto. The Fund’s investment objective is to seek long-term capital appreciation.

The Fund seeks to achieve its investment objective by dynamically allocating its assets among investments in private investment vehicles (“Portfolio Funds”), commonly referred to as hedge funds, private equity funds and private real estate investment funds, that are managed by unaffiliated asset managers and employ a broad range of investment strategies. The Fund may invest in such Portfolio Funds directly or indirectly, through investments in other closed-end investment companies or private funds of funds. In addition, the Fund may invest in non-traditional asset classes, like precious metals (gold, silver, etc., as well as companies that profit from mining and selling such metals) and master limited partnerships, through investments in publicly traded exchange-traded funds. On a limited basis, the Fund may also invest in real estate indirectly through income-producing real estate ventures, such as fully-leased or nearly fully-leased real estate, and real estate development and repositioning ventures, such as undeveloped real estate or real estate in need of rehabilitation or repair.

The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. See “General Risks,” “Risks Related to Direct Investments (Other Than Portfolio Funds),” “Risks Related to Portfolio Funds Generally,” “Risks Related to Portfolio Funds’ Investment Strategies,” “Risks Related to Portfolio Funds’ Investments” and “Limits of Risk Disclosures.”

This Prospectus applies to the offering of a single class of shares of beneficial interest of the Fund (the “Shares”) to Eligible Investors, as defined below. The Fund’s Shares will be offered monthly, as of the first business day of each month, based on the net asset value (“NAV”) per Share calculated as of the last business day of the prior month. The Fund has registered $100,000,000 of Shares for sale under the registration statement to which this Prospectus relates. The Fund reserves the right to reject a purchase order for any reason.

	Price to Public	Sales Load	Proceeds to the Fund (Before Expenses)(2)
Per Share	Current NAV(1)	None	Amount invested at current NAV
Total	$100,000,000	None	$100,000,000
(1)	Ultimus Fund Distributors, LLC acts as the principal underwriter and distributor of the Fund’s Shares on a best-efforts basis. The minimum initial investment in the Fund is $25,000, and the minimum additional investment is $10,000. See “Purchasing Shares.”
(2)	Assumes all Shares currently registered are sold in the offering. Shares will be offered in a continuous offering monthly, as of the first business day of each month, based on the NAV per Share calculated as of the last business day of the prior month. The Fund’s initial offering expenses are described under “Fund Expenses.”

Shareholders of the Fund (“Shareholders”) will not have the right to redeem their Shares, nor will the Shares be listed on a securities exchange. However, in order to provide some liquidity to Shareholders, the Fund may from time to time offer to repurchase Shares at the sole discretion of the Fund’s Board of Trustees and pursuant to written tenders by Shareholders. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of Hamilton Capital, LLC (“Hamilton Capital” or the “Adviser”). The Adviser currently expects to recommend to the Board of Trustees that the Fund offer to repurchase a portion of its outstanding Shares from Shareholders on a quarterly basis. Subject to approval of the Fund’s Board of Trustees, for each repurchase offer, the Fund currently expects to offer to repurchase up to 5% of the Fund’s outstanding Shares at the applicable NAV per Share. However, the Fund is not required to conduct repurchase offers and may be less likely to do so during the first few years following the commencement of Fund operations and during periods of exceptional market conditions. Notice will be provided to Shareholders of any repurchase offer which will describe the terms thereof, including information Shareholders should consider in deciding whether to participate in the repurchase offer as well as information on how Shareholders can participate in the repurchase offer. Shareholders tendering Shares for repurchase will be asked to provide written notice of their intent to repurchase Shares by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by the Fund. The Fund expects to make its first repurchase offer in the fourth quarter of 2023. See “Repurchase Offers” and “Risks—Repurchase Offers Risk” and “Fundamental Policies” in the Fund’s statement of additional information (the “SAI”).

Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is subject to, among others, the following risks:

•	Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) or the terms of a repurchase or tender offer, if any.
•	Shares have no history of public trading, are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop. Thus, any investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
•	You should not expect to be able to sell your Shares (other than through a repurchase offer, if any), regardless of how the Fund performs.

•	Although the Fund intends to offer to repurchase Shares on a quarterly basis starting with the fourth quarter of 2023, no guarantee can be given as to whether any such repurchases will actually occur and if so, whether such repurchases will be made quarterly or at other intervals. Moreover, in the event the Fund conducts a repurchase offer, it is expected that only a limited number of Shares will be eligible for repurchase by the Fund, and Shares will not be redeemable at a Shareholder’s option. As a result, a Shareholder may not be able to sell or otherwise liquidate his or her Shares.
•	The amount of distributions that the Fund may pay, if any, is uncertain.
•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.
•	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.
•	Shares are speculative and involve a high degree of risk, including the risk associated with leverage. See “General Risks—Leverage.”

This Prospectus provides important information about the Fund that you should know before investing. You should read this Prospectus carefully and retain it for future reference. Additional information about the Fund, including the SAI dated [●], 2021, has been filed with the Securities and Exchange Commission (the “SEC”). You can request a copy of the SAI and annual and semi-annual reports of the Fund without charge, by writing to the Fund at [●], or by calling the Fund toll-free at [●]. You may also call the Fund’s toll-free telephone number to request other information about the Fund or to make Shareholder inquiries. The SAI is incorporated by reference into this Prospectus in its entirety. You can view information about the Fund, including the SAI and other material incorporated by reference into the Fund’s registration statement, on the SEC’s website (http://www.sec.gov). The Fund does not maintain an Internet website.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the cover page hereof.

The SEC has not approved or disapproved of the Shares or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

As previously stated, starting with the fourth quarter of 2023, the Fund currently intends to conduct quarterly repurchase offers for up to 5% of its outstanding Shares, at a price equal to the applicable NAV per Share, unless suspended or postponed in accordance with regulatory requirements. If a repurchase offer is oversubscribed, Shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that repurchases will actually occur quarterly or at all. Moreover, in the event the Fund conducts a repurchase offer, you may not be able to tender your Shares when or in the amount that you desire.

TABLE OF CONTENTS

Page

SUMMARY	1
SUMMARY OF FUND FEES AND EXPENSES	17
FINANCIAL HIGHLIGHTS	18
USE OF PROCEEDS	18
THE FUND	19
INVESTMENT OBJECTIVE AND STRATEGIES	19
OVERVIEW OF THE INVESTMENT PROCESS	27
INVESTMENT POLICIES	29
GENERAL RISKS	30
RISKS RELATED TO DIRECT INVESTMENTS (OTHER THAN PORTFOLIO FUNDS)	42
RISKS RELATED TO PORTFOLIO FUNDS GENERALLY	43
RISKS RELATED TO PORTFOLIO FUNDS’ INVESTMENT STRATEGIES	50
RISKS RELATED TO PORTFOLIO FUNDS’ INVESTMENTS	54
LIMITS OF RISK DISCLOSURES	69
MANAGEMENT OF THE FUND	69
MANAGEMENT FEE	71
PLAN OF DISTRIBUTION	71
CUSTODIAN	72
FUND EXPENSES	72
CONFLICTS OF INTEREST	74
DIVIDENDS AND DISTRIBUTIONS	75
DIVIDEND REINVESTMENT PLAN	76
OUTSTANDING SECURITIES	77
REPURCHASE OFFERS	77
CALCULATION OF NET ASSET VALUE; VALUATION	81
CERTAIN TAX CONSIDERATIONS	83
ERISA CONSIDERATIONS	92
PURCHASING SHARES	94
SUMMARY OF THE DECLARATION OF TRUST	96
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	98
LEGAL COUNSEL	98
INQUIRIES	98
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	99

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information (“SAI”).

The Fund

The Dynamic Alternatives Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified and operates as a tender offer fund, subject to the requirements of Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund was organized as a Delaware statutory trust on March 24, 2021. The Fund offers shares of beneficial interest of the Fund (“Shares”) only to Eligible Investors, as defined below.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Adviser	Pursuant to an investment management agreement (the “Investment Management Agreement”), Hamilton Capital, LLC (“Hamilton Capital” or the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser. The Adviser had $3.23 billion in assets under management as of June 30, 2021. Hamilton Capital Management, Inc. was organized under the laws of the State of Ohio on October 1, 1997 and underwent an internal organization as of July 1, 2019 that resulted in its business operations being assigned to Hamilton Capital, LLC.

Investment Objective	The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

Investment Strategies	The Fund seeks to achieve its investment objective by dynamically allocating its assets among investments in private investment vehicles (“Portfolio Funds”), commonly referred to as hedge funds, private equity funds and private real estate investment funds, that are managed by unaffiliated asset managers (“Portfolio Fund Managers”) and employ a broad range of investment strategies (“Portfolio Fund Strategies”). The Fund may invest in such Portfolio Funds directly or indirectly, through investments in other closed-end investment companies or private funds of funds. In addition, the Fund may invest in non-traditional asset classes, like precious metals (gold, silver, etc., as well as companies that profit from mining and selling such metals) and master limited partnerships, through investments in publicly traded exchange-traded funds (“ETFs”). The Fund invests in mutual funds, ETFs and short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles, for portfolio and liquidity management. On a limited basis, the Fund may also invest in real estate indirectly through income-producing real estate ventures, such as fully-leased or nearly fully-leased real estate, and real estate development and repositioning ventures, such as undeveloped real estate or real estate in need of rehabilitation or repair.

The Fund invests principally with Portfolio Fund Managers pursuing a range of Portfolio Fund Strategies within the hedge fund, private equity fund and private real estate investment fund asset classes. Generally, Portfolio Fund Managers within the hedge fund asset class will primarily utilize the following Portfolio Fund Strategies: (i) equity hedge; (ii) event driven; (iii) credit; (iv) regional; (v) macro; (vi) relative value; (vii) multi-strategy; and (viii) fund of funds. Portfolio Fund Managers within the private equity fund asset class will primarily utilize the following strategies: (i) venture capital; (ii) growth capital; (iii) leveraged buyouts; and (iv) special situations. Portfolio Fund Managers within the private real estate investment fund asset class will primarily utilize the following strategies: (i) core; (ii) core plus; (iii) development/value add; (iv) special opportunity including distressed; (v) multi-strategy; and (vi) credit.

The Adviser seeks investments for the Fund that will generate positive expected returns by utilizing a combination of causal factors, such as interest rates and other factors that affect the movement of the financial markets, forward-looking indicators that predict the future movement of the financial markets, and current market activity. Projections are based upon the Adviser’s proprietary forecasts as well as key valuation measures that both compare an investment relative to similar investments and examine the intrinsic value of an investment on a standalone basis. The Adviser’s forecasts are based upon economic, fundamental, technical, and sentiment factors selected and “transformed” independently by the Adviser for the most robust results for each asset class. For this purpose, “transformed” means using a factor’s yearly percentage change, or 3-month-moving average, z-score

(i.e., a statistical measurement of a value’s relationship to the group average), or similar mathematical calculation, rather than simply the factor’s value itself.

The Adviser generally allocates the Fund’s assets among a variety of Portfolio Funds, seeking to gain exposure across various Portfolio Fund Strategies, but may focus the Fund’s investments in particular strategies in order to take advantage of perceived investment opportunities or based on its current market outlook. Likewise, the Adviser may allocate little or none of the Fund’s assets to particular Portfolio Fund Strategies from time to time based on its current view of those Portfolio Fund Strategies.

The Adviser also conducts bottom-up research and analysis on individual Portfolio Fund Managers, prospective Portfolio Funds, and investable opportunities. This approach looks at the historical and expected performance on an absolute basis, versus peers, versus various risk metrics, and past performance specifically during certain historical periods. The Adviser also examines characteristics including but not limited to ownership and incentive structures, investment and decision-making processes, succession plans, and operational risk.

Portfolio Fund Strategies – Hedge Funds

Equity Hedge - An equity hedge strategy (also known as long/short equity) typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Portfolio Fund Managers employing an equity hedge strategy generally seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). These Portfolio Fund Managers may invest in one or more countries, including developed and emerging market countries and may specialize in one or more specific sectors. In addition, they may specialize in a geographic area, industry, or market capitalization. Many equity hedge Portfolio Fund Managers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative investments.

Event Driven - Event driven strategies seek to take advantage of information inefficiencies and asymmetries resulting from a particular corporate event. Portfolio Fund Managers employing an event driven strategy will make investments related to companies that are or are expected to be the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spinoffs, exchange offers, mergers or other types of corporate reorganizations. The goal of an event driven investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or nonoccurrence, of a specific event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, accurate forecasting of results and the timing of factors such as legal decisions and transactional negotiations are a key element in the success of any event driven discipline. Typically, Portfolio Fund Managers employing an event driven approach rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the specific event or transaction. The Fund may be invested in Portfolio Funds with Portfolio Fund Managers focusing on a variety of event driven strategies in diverse geographic regions thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for event-driven strategies. Portfolio Fund Managers employing an event driven approach may utilize a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events), and may do so through many types of securities or financial instruments, including equity and fixed-income securities, currencies, commodities and other instruments.

Credit - Portfolio Fund Managers that employ credit strategies generally invest in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. The Fund may be invested in Portfolio Funds with Portfolio Fund Managers utilizing various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high-yield and distressed debt.

Regional - Portfolio Fund Managers employing regional strategies may invest in debt, equity and currencies. These Portfolio Fund Managers may use a broad array of hedging techniques involving securities of issuers located in both emerging markets and developed countries with the intention of reducing volatility and enhancing returns. These hedging techniques may include, among others, currency hedges executed through forward or swap contracts. The Fund may be invested in Portfolio Funds with Portfolio Fund Managers specializing in one sector, region or country or that invest across multiple sectors, regions or countries. Portfolio Fund Managers investing in regional strategies utilize a variety of investment strategies when making investments within those countries.

Macro - Macro strategies aim to identify movements in underlying economic variables and exploit imbalances in global economies and asset classes that are caused by these movements. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. Portfolio Funds using these strategies generally may invest in all major markets–equities, bonds, currencies and commodities–though not always at the same time, and will typically include long and short positions, leverage and the use of derivatives. Some Portfolio Fund Managers using a macro approach will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach).

Relative Value – Portfolio Fund Managers employing relative value strategies initiate and maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. These Portfolio Fund Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the Portfolio Fund Manager. Relative value positions may be involved in corporate transactions also, but as opposed to event driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, rather than the outcome of the corporate transaction.

Multi-Strategy – Certain Portfolio Fund Managers may employ multiple strategies, including equity hedge, event driven, macro, credit, regional, relative value, and other strategies that are not specifically enumerated in this Prospectus. Portfolio Fund Managers in this category may use a broad range of strategies at any given time or may utilize different strategies at different points in time depending on market or economic conditions. Strategies used by these Portfolio Fund Managers may take a variety of forms, including systematic approaches relying exclusively on quantitative measures or pre-defined rules and approaches where the Portfolio Fund Manager makes investment decisions based primarily on discretionary analysis. These strategies may be effectuated through investment in various types of securities, derivatives and financial instruments.

Portfolio Fund Strategies – Private Equity Funds

Venture Capital – Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare related industries, but the Fund may invest in Portfolio Funds with Portfolio Fund Managers focusing on any industry, subject to the Fund’s fundamental investment policies relating to industry concentration set forth in the SAI. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.

Growth Capital – Growth capital investments may involve investments in debt or equity and may represent minority investments in established companies with strong growth characteristics. Portfolio Fund Managers employing a growth capital investment strategy typically seek to identify companies that are profitable businesses that need capital for organic (i.e., internally generated and non-acquisitive) and acquisition growth strategies and shareholder liquidity. Growth capital Portfolio Funds typically do not utilize much, if any, leverage for investment purposes.

Leveraged Buyouts – Generally, Portfolio Funds that are buyout funds seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale at a multiple of invested equity by unlocking value and enhancing opportunities through financial, managerial, and/or operational improvements. Portfolio Fund Managers employing a buyout strategy may focus on companies of any size capitalization, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. Buyout transactions frequently use debt financing, or leverage, particularly in large capitalization transactions. Overall, debt financing typically makes up 50-70% of the price paid for an asset.

Special Situations – A broad range of investments, including private debt instruments, infrastructure investments and distressed debt/turnarounds, may be classified as special situations. Portfolio Funds’ special situations investments may be in real estate assets, equity securities or senior and subordinated direct debt investments, such as mezzanine direct investments, which are typically comprised of subordinated debt or preferred stock, possibly in combination with warrants on the company’s common stock. Portfolio Fund Managers employing this strategy typically seek to identify value drivers and cash flow characteristics that are frequently distinct from those of other private equity investments, and the Fund views its special situations Portfolio Funds as complementing its investments in venture capital, growth capital and buyout Portfolio Funds. No more than 5% of the Fund’s net assets will be invested in such securities.

Portfolio Fund Strategies – Private Real Estate Funds

Core – Core real estate investments typically entail acquiring real estate assets that generate stable income with little or no additional investment in improvements to the core property asset itself. Portfolio Fund Managers employing a core strategy typically seek to identify high-quality assets with stable values that require little direct involvement by the asset owner and generate consistent cash flow. The majority of a core real estate Portfolio Fund’s expected return is typically generated through cash flow from the operation of the asset instead of capital appreciation. Core real estate Portfolio Funds typically utilize high levels of leverage to acquire assets.

Core Plus – Core plus real estate investments are similar to core real estate investments, except that Portfolio Fund Managers employing a core plus strategy typically seek to identify assets whose cash flows can be increased through light property improvements, management efficiencies or by increasing the quality of lessees. Cash flows may also be less consistent than a core real estate investment and core plus properties may require more direct involvement by the Portfolio Fund Manager. Core plus real estate Portfolio Funds typically utilize high levels of leverage to acquire assets.

Value Add – Value add real estate investments are more speculative in nature than core and core plus investment strategies. These assets may have little or no cash flow but have the potential to produce high returns once the property is properly managed and/or improved. Portfolio Fund Managers employing a value add investment strategy may acquire assets that have high levels of deferred maintenance, occupancy issues, managerial issues, or a combination of these and other issues. Portfolio Fund Managers typically institute corrective action and make investments in order to realize the asset’s cash flow potential and are highly involved in the day-to-day operation. Value add real estate Portfolio Funds typically utilize high levels of leverage to acquire assets.

Special Opportunity – Opportunistic real estate investments typically present the greatest risk and little or no expected income return, but with the perceived inherent property values that present the potential for a return higher than with core property or value added investing. Opportunistic investing focuses on properties that need significant rehabilitation to realize their potential. These properties may be highly distressed properties, new development projects, or may have significant vacancies at the time of acquisition. In many cases, opportunistic investments are generating little to no current cash flow and include varying degrees of leverage. Much of the return on these investments will be generated on the back end, in the form of future rental income or the sale or refinancing of the asset.

Credit – Credit investments refer to the various forms of financing that are used to develop, construct, and maintain real estate assets. While the update of these investments may be capped, they are generally considered lower risk than equity investment strategies and can provide yield-oriented returns.

Multi-Strategy —Portfolio Funds that employ a multi-strategy approach attempt to diversify the risk-reward profiles and the underlying types of real estate in which they invest, with the strategies noted above.

Potential for Investment in Other Portfolio Fund Strategies

The Adviser may seek to identify and exploit other strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies.  The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time.  The Adviser will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems advisable from time to time.

Investments in Other Investment Companies	The Fund also invests indirectly in Portfolio Funds through investments in closed-end investment companies and private funds of funds and in non-traditional asset classes, like precious metals (gold, silver, etc., as well as companies that profit from mining and selling such metals) and master limited partnerships, through investments in publicly traded ETFs.

Management of Liquid Assets

The Fund invests in mutual funds, ETFs and short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles, for portfolio and liquidity management. The Adviser intends to hold an amount of liquid assets in the Fund’s portfolio, consistent with prudent liquidity management and compliance with applicable law. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders.

Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 10% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Adviser may sell certain assets of the Fund.

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved. See “Investment Policies—Portfolio and Liquidity Management.”

Risk Factors	An investment in the Fund involves substantial risks and special considerations. Shares have no history of public trading, are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop. Thus, any investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe. Regardless of the Fund’s performance, Shareholders should not expect to be able to sell their Shares other than through a repurchase offer, if any. Although the Fund intends to repurchase Shares on a quarterly basis starting with the fourth quarter of 2023, no guarantee can be given as to whether any such repurchases will actually occur. Further, if the Fund conducts a repurchase offer, it is expected that only a limited number of Shares will be eligible for repurchase by the Fund; as a result, a Shareholder may not be able to sell or otherwise liquidate his or her Shares. Additionally, although the Fund may pay distributions, the amount of any distributions, if any, is uncertain and which are in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance. A discussion of the risks associated with an investment in the Fund can be found under “General Risks,” “Risks Related to Direct Investments (Other Than Portfolio Funds),” “Risks Related to Portfolio Funds Generally,” “Risks Related to Portfolio Funds’ Investment Strategies,” “Risks Related to Portfolio Funds’ Investments” and “Limits of Risk Disclosures.”

Management	The Fund’s Board of Trustees (the “Board,” and each member of the Board, a “Trustee”) has overall responsibility for the management and supervision of the business operations of the Fund. See “Management of the Fund—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

Administrator, Fund Accountant, Transfer Agent and Compliance Services	Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, transfer agency and compliance services to the Fund and supplies certain officers to the Fund. Fees and expenses of the Administrator are paid by the Fund.

Fees and Expenses

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its initial organizational and offering expenses, subject to the provisions of the Expense Limitation Agreement, described below). A more detailed discussion of the Fund’s expenses can be found under “Fund Expenses.”

Management Fee. As compensation under the Investment Management Agreement, the Fund pays the Adviser a management fee at the annual rate of 1.00% of the average monthly net assets of the Fund (the “Management Fee”). See “Management Fee.”

Portfolio Fund Management Fees. To the extent that the Fund invests in Portfolio Funds, the Fund will be subject to the management fees, including asset-based fees and, in most cases, performance fees, charged by the Portfolio Funds on the portion of the Fund’s assets invested in such Portfolio Funds.

Investment Company Management Fees. To the extent that the Fund invests in other investment companies, including closed-end funds and ETFs, the Fund will be subject to the management fees, including asset-based fees, charged by the investment companies on the portion of the Fund’s assets invested in such investment companies.

Administration Fee. The Administrator provides certain administration and accounting services to the Fund. In consideration for these services, the Administrator is paid a monthly fee at an annualized rate calculated based on the average monthly net assets of the Fund, subject to a minimum monthly fee, and certain fixed fees (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the Fund’s assets and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out of pocket expenses and pays the Administrator fees for transfer agency and compliance services.

Expense Limitation Agreement

The Adviser has entered into an expense limitation and reimbursement agreement with the Fund (the “Expense Limitation Agreement”), whereby the Adviser has agreed to waive or reduce its Management Fee and/or reimburse expenses of the Fund to ensure that the Fund’s total operating expenses (excluding certain “Excluded Expenses” listed below) will not exceed 1.75% (annually) of the Fund’s average monthly net assets (the “Expense Cap”).

Excluded Expenses that are not covered by the Expense Cap consist of the following: brokerage commissions and other similar transactional expenses; interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts); other borrowing costs and fees, including commitment fees; taxes; acquired fund fees and expenses; litigation and indemnification expenses; judgments; and extraordinary expenses.

The Expense Limitation Agreement will continue in effect until [●][initial term of agreement to be one year], and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than ten days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board.

The Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (i) the expense limit in effect at the time of the fee waiver and/or expense reimbursement; or (ii) the expense limit in effect at the time of the reimbursement.

The Adviser will pay the initial organizational and offering costs in excess of the Expense Cap on behalf of the Fund, and may recoup these expenses from the Fund at a later date.

Distributions	Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Certain Tax Considerations.”

Purchasing Shares	The minimum initial investment in the Fund is $25,000 and the minimum additional investment in the Fund is $10,000. Shares will be offered on a monthly basis, as of the first business day of each month, based on the NAV per Share calculated as of the last business day of the prior month. In order to purchase Shares, an investor must complete and return a Fund subscription agreement and investor questionnaire (the “Subscription Agreement”). The Subscription Agreement must be received by the Administrator at least five (5) business days prior to the date on which the subscription is to take effect. The Fund, in its sole and absolute discretion, has the right to accept or reject any subscription for Shares; if a subscription is rejected, the subscription will be returned without interest promptly to the investor. If a subscription is accepted, the Fund will have immediate use of the subscription proceeds, although there may be a delay in using those funds to purchase portfolio investments, depending on market conditions and the availability of appropriate investments. The Fund will not use an escrow account in connection with its receipt of subscription proceeds. A prospective investor should consult with the investor’s own attorney, accountant or investment advisor with respect to the suitability of an investment in the Fund. See “Purchasing Shares.”

Shareholder Eligibility	Each prospective Shareholder is required to represent and warrant in the Subscription Agreement either that the Shares purchased are being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), or that the investor’s purchase of the Shares is directed by the Adviser acting in a fiduciary capacity (regardless of the investor’s “accredited investor” status). Investors who are not “accredited investors” and whose purchase is directed by the Adviser acting in a fiduciary capacity are subject to the following investment limitation at the time of purchase: no more than 15% of the investor’s total assets in the investor’s separately managed accounts on a combined basis at the Adviser may be invested in the Fund (collectively referred to as “Eligible Investors”).

Shareholders who purchase additional Shares are required to meet the foregoing eligibility criteria at the time of the additional purchase.   If an investor that is a client of the Adviser  terminates its relationship with the Adviser, such investor will no longer be eligible to own Shares and will have its Shares involuntarily repurchased by the Fund, unless the investor qualifies as an accredited investor.  The relevant investor qualifications are set forth in the Subscription Agreement and must be completed by each prospective Shareholder.  Shares may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code.  See “Purchasing Shares—Eligible Investors.”

Shareholder Suitability

An investment in the Fund involves substantial risks and is not necessarily suitable for all Eligible Investors. Shareholders may lose money or their entire investment in the Fund. Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An investment in the Fund may not be suitable for investors who may need the assets invested in the Fund in a specified time frame. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund.

Before making your investment decision, you and your personal financial advisor should (i) consider the suitability of this investment with respect to your investment objectives and personal situation; and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The type of investor who will be appropriate for this Fund will be one with a well-diversified portfolio of liquid investments and thus can tolerate the significant illiquidity that comes with investing in the Fund for a portion of their overall investment portfolio. A suitable investor for the Fund will have an investment time horizon of at least ten years for a portion of their investment portfolio. See “Purchasing Shares—Shareholder Suitability.”

Transfer Restrictions	Shares held by Shareholders may be transferred only under certain limited circumstances, with the written consent of the Board of Trustees or its delegate (which may be withheld in its sole discretion and is granted, if at all, only under extenuating circumstances). A Shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. (See “Purchasing Shares —Transfer of Shares.”)

Repurchase Offers

The Fund may from time to time offer to repurchase Shares at the sole discretion of the Board and pursuant to written tenders by Shareholders. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendation of the Adviser. The Adviser currently expects to recommend to the Board that the Fund offer to repurchase up to 5% of the Fund’s outstanding Shares at the applicable NAV per Share on a quarterly basis. In the event the Board approves a repurchase offer, whether upon recommendation of the Adviser or otherwise, notice will be provided to Shareholders of the repurchase offer which will describe the terms thereof, including information Shareholders should consider in deciding whether to participate in the repurchase offer as well as information on how Shareholders can participate in the repurchase offer. Shareholders tendering Shares for repurchase will be asked to provide written notice of their intent to repurchase Shares by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by the Fund. The Fund will repurchase Shares at the NAV determined as of the Valuation Date (as defined below). Notwithstanding the foregoing, the Fund is not required to conduct repurchase offers and may be less likely to do so during the first few years following the commencement of Fund operations and during periods of exceptional market conditions. As of the date hereof, the Fund expects to conduct its first repurchase offer in the fourth quarter of 2023.

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Shareholders should consider Shares of the Fund to be an illiquid investment. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Risks — Repurchase Offers Risk.”

Unlisted Closed-End Structure; Limited Liquidity	The Fund does not currently intend to list Shares on any exchange. As a result, Shareholders should look to the Fund’s repurchase offers, if any, as their sole means of liquidating their investment. Additional information regarding Share repurchases is set forth under “Repurchase Offers.” Accordingly, you should consider that you may not have access to the funds you invest in the Fund for an indefinite period of time.

Taxes

The Fund intends to elect to be treated as, and expects each year to qualify as, a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize capital gains and dividends and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” and “Certain Tax Considerations.”

Prospective investors should consult their own tax advisors with respect to the specific U.S. federal, state, and local tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares unless the Shareholder’s account is in a tax-deferred plan or account.

ERISA Plans and Other Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund. For additional information, see “ERISA Considerations.”

Reports to Shareholders	Shareholders will receive an audited annual and unaudited semi-annual report for the Fund.

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on April 30. The Fund’s taxable year is the 12-month period ending on December 31.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

SUMMARY OF FUND FEES AND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

Shares
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee	1.00%
Other Expenses (1)	[●]%
Acquired Fund Fees and Expenses (2)	2.70%
Total Annual Expenses	[●]%
Fee Waiver (3)	[(●)]%
Total Annual Expenses (After Fee Waiver)	1.75%
(1)	Other Expenses are estimated for the Fund’s current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian.
(2)	Acquired fund fees and expenses (“AFFE”) are the expenses indirectly incurred by the Fund as a result of the Fund’s anticipated investments in the Portfolio Funds, closed-end investment companies, ETFs and other investment companies. AFFE are based on historic fees and expenses of the Portfolio Funds and the investment companies, which may (and which should be expected to) change substantially over time and, therefore, significantly affect the “Acquired Fund Fees and Expenses” line item. In addition, the Portfolio Funds and investment companies held by the Fund will change, which further impacts the calculation of AFFE. Most Portfolio Fund Managers charge incentive compensation based on a percentage of the appreciation of the applicable Portfolio Fund over a specific performance period. Such percentage typically ranges from 15% to 25% although it is possible that such range may be exceeded for certain Portfolio Fund Managers. AFFE in the future may be substantially higher or lower because the performance fees paid to some Portfolio Fund Managers may fluctuate over time. The amounts charged by the underlying Portfolio Funds and investment companies are not paid to the Adviser and represent the costs incurred indirectly by investing in the Portfolio Funds and investment companies. It is expected that the “Total Annual Expenses” line item disclosed above will differ significantly from the ratio of expenses to average net assets (i.e., the Fund’s expense ratio) that is included in the financial statements in the Fund’s annual report because (a) the Fund’s financial statements will depict the Fund’s expenses; and (b) the Fund’s financial statements will not include AFFE.
(3)	The Adviser has entered into an operating expense limitation and reimbursement agreement with the Fund (the “Expense Limitation Agreement”), whereby the Adviser has agreed to waive or reduce its Management Fee and/or reimburse expenses of the Fund to ensure that the Fund’s total operating expenses (excluding certain “Excluded Expenses” listed below) will not exceed 1.75% (annually) of the Fund’s average monthly net assets (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap consist of the following: brokerage commissions and other similar transactional expenses; interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts); other borrowing costs and fees, including commitment fees; taxes; AFFE; litigation and indemnification expenses; judgments; and extraordinary expenses. The Expense Limitation Agreement will continue in effect until [●][initial term to be one year], and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than ten days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board. The Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (i) the expense limit in effect at the time of the fee waiver and/or expense reimbursement; or (ii) the expense limit in effect at the time of the reimbursement.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Management Fee,” “Fund Expenses,” “Repurchase Offers” and “Purchasing Shares.”

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

Example	1 year	3 years	5 years	10 years
You would pay the following expenses on a $10,000 investment, assuming a 5% annual return	$[●]	$[●]	$[●]	$[●]

The example is based on the estimated fees and expenses set out on the table above, but with fee waivers in effect only for the first year. This example should not be considered a representation of future expenses. Actual expenses of the Fund may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. Because Fund returns depend, in part, on Portfolio Fund returns and most Portfolio Funds have performance-based fees, higher actual Fund returns will generally correspond to higher AFFE and expenses and higher Fund expenses.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and no limited operating history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

USE OF PROCEEDS

The Fund will invest the proceeds from the continuous offering of Shares on an ongoing basis in accordance with its investment objectives and policies. The proceeds of the offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objectives and policies. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objectives and policies within approximately six months after receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund as well as the availability of investments consistent with the Fund’s investment objectives and policies, and except to the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes. If the Fund is delayed in investment the proceeds of the offering, the Fund’s distributions could consist, in whole or in part, of a return of capital. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs, as well as pay for offering costs associated with the sale of the

Fund’s Shares up to the Expense Cap (the Adviser will pay the offering costs in excess of the Expense Cap). Thus, there is no guarantee that the Fund will be able to assemble and achieve its proposed investment portfolio with the proceeds of the offering; and as a result, the Fund may be prevented from achieving its objectives during any time in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

THE FUND

The Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a closed-end management investment company. The Fund is non-diversified and operates as a tender offer fund, which means that it is subject to the requirements of Rule 13e-4 under 1934 Act with respect thereto. The Fund was organized as a Delaware statutory trust on March 24, 2021.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act). The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

Investment Strategies. The Fund seeks to achieve its investment objective by dynamically investing in a broad array of alternative asset classes primarily through Portfolio Funds, commonly referred to as hedge funds, private equity funds and private real estate investment funds, that are managed by Portfolio Fund Managers and employ a broad range of Portfolio Fund Strategies. The Fund also invests indirectly in Portfolio Funds through investments in closed-end investment companies and private funds of funds and in non-traditional asset classes, like precious metals (gold, silver, etc., as well as companies that profit from mining and selling such metals)and master limited partnerships, through investments in publicly traded ETFs. The Fund invests in mutual funds, ETFs and short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles, for portfolio and liquidity management. On a limited basis, the Fund may also invest in real estate indirectly through income-producing real estate ventures, such as fully-leased or nearly fully-leased real estate, and real estate development and repositioning ventures, such as undeveloped real estate or real estate in need of rehabilitation or repair.

The Fund invests principally with Portfolio Fund Managers pursuing a range of Portfolio Fund Strategies within the hedge fund, private equity fund and private real estate investment fund asset classes. Generally, Portfolio Fund Managers within the hedge fund asset class will primarily utilize the following Portfolio Fund Strategies: (i) equity hedge; (ii) event driven; (iii) credit; (iv) regional; (v) macro; (vi) relative value; (vii) multi-strategy; and (viii) fund of funds. Portfolio Fund Managers within the private equity fund asset class will primarily utilize the following strategies: (i) venture capital; (ii) growth capital; (iii) leveraged buyouts; and (iv) special situations. Portfolio Fund Managers within the private real estate investment fund asset class will primarily utilize the following strategies: (i) core; (ii) core plus; (iii) development/value add; (iv) special opportunity including distressed; (v) multi-strategy; and (vi) credit.

The Adviser seeks investments for the Fund that will generate positive expected returns by utilizing a combination of causal factors, such as interest rates and other factors that affect the movement of the financial markets, forward-looking indicators that predict the future movement of the financial markets, and current market activity. Projections are generated based upon the Adviser’s proprietary forecasts as well as key valuation measures that both compare an investment relative to similar investments and examine the intrinsic value of an investment on a standalone basis. Respected third-party research may serve as an input for the Adviser’s forecasting efforts in certain cases. Forecasts are based upon the best economic, fundamental, technical, and sentiment factors selected and transformed independently for the most robust results for each asset class (in this sense “transformed” means using a factor’s yearly percentage change, or 3-month-moving average, z-score, or similar mathematical calculation, rather than simply the factor’s value itself). It is not uncommon for the Adviser to use multiple sources of earnings, valuation measures, default rates, or returns for a single investable asset class. The selection of the factors is generally refreshed annually in addition to being supplemented more regularly as new and better factors and transformations are identified and tested. The projections are updated at least monthly (generally weekly) by the portfolio managers as new data is released and/or new research and analysis is created or updated. In the event of significant market movements, portfolio managers update their latest projections so that possible adjustments in the Fund’s investment portfolio can be evaluated in real time.

In addition to the top-down approach, the Adviser also conducts certain bottom-up research and analysis on Portfolio Fund Managers, funds, and covered investable opportunities. The bottom-up approach looks at the historical performance on an absolute basis, versus peers, versus various risk metrics, and during certain historical periods. The bottom-up analysis also examines characteristics including but not limited to ownership and incentive structures, investment and decision-making processes, succession plans, and operational risk.

Portfolio Fund Strategies – Hedge Funds

Equity Hedge. An equity hedge strategy (also known as long/short equity) typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Portfolio Fund Managers employing an equity hedge strategy generally seek to buy securities in the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (called “going short”). Equity hedge managers may invest in one or more countries, including developed and emerging market countries and may specialize in one or more specific sectors. Portfolio Fund Managers may specialize in a geographic area, industry, or market capitalization. Many equity hedge Portfolio Fund Managers hedge portfolios through the use of short sales and/or the use of index options and futures and other derivative investments.

Portfolio Fund Managers employing an equity hedge strategy generally employ fundamental and/or quantitative analysis that evaluates the underlying determinants expected to affect the price of securities. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace, or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry. Portfolio Fund Managers make use of research, company visits, industry conferences, third- party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies may drive changes in investor perception, which impacts the valuation of their securities. The Portfolio Fund Manager attempts to spot changes in fundamentals; identify where comparable companies are mispriced in relation to each other and buy the undervalued companies and sell short the overvalued ones; and capture the excess return as a perceived mispricing narrows, while attempting to minimize overall net market risk. Factors utilized within this type of analysis include both microeconomic and macroeconomic variables that can influence the price of a given security or set of securities. An equity hedge strategy can be affected in a variety of different manners, and the Adviser expects to invest with Portfolio Fund Managers that use a variety of techniques, including, but not limited to, hedged equity, long-only, long and/or short biased, market neutral and/or sector-specific strategies.

Event Driven. Event driven strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. Portfolio Fund Managers will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations in the hope of profiting on results from the specific event. The goal of an event driven investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of an extraordinary event. The prices of securities of the companies involved in these events are typically influenced by the dynamics of the particular event or situation. For example, the result and timing of factors such as legal decisions and deal negotiations are a key element in the success of any event driven discipline. The relevant Portfolio Fund Manager may take an active role in determining the event’s outcome. Typically, event driven Portfolio Fund Managers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Fund may be invested in Portfolio Funds with Portfolio Fund Managers focusing on a variety of event driven strategies in diverse geographic regions thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for event driven strategies.

Portfolio Fund Managers employing an event driven approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events). These Portfolio Fund Managers may utilize techniques involving, among other things, both discretionary and systematic analysis, combinations of top-down and bottom-up theses, quantitative and fundamental approaches, and long- and short-term holding periods, and this type of investment may involve almost any type of security, derivative, claim or instrument, including investments in equities, fixed-income securities, currencies, commodities and other financial instruments. Portfolio Fund Managers in this category may also employ a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed-income, currency, commodity and other financial instrument markets.

Credit. Portfolio Fund Managers that employ credit strategies generally invest in a variety of fixed-income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high-yield securities (also known as “junk bonds”). The Fund may be invested in Portfolio Funds with Portfolio Fund Managers utilizing various credit strategies that involve being long and short different financial instruments, and the credits involved will range from high grade to high-yield and distressed debt.

Portfolio Fund Managers investing in the credit sector often pursue distressed or high-yield strategies that involve the purchase of securities (including bonds, bank debt and trade claims) that are currently out-of-favor, have low credit ratings or are affected by other adverse factors. In many cases, the securities are issued by a company that has declared bankruptcy, is about to declare itself bankrupt, or has recently emerged through reorganization from a bankruptcy proceeding.

Portfolio Fund Managers analyze these situations in order to choose those that are believed to have attractive risk/reward characteristics. This may be due to an anticipation of an upgrade in the debt instrument’s ratings, expectation that a reorganization will provide greater value, or other business factors that a Portfolio Fund Manager believes the marketplace has not yet reflected.

Often, a Portfolio Fund Manager following this strategy will purchase securities, bank debt or trade claims of companies involved in reorganizing their affairs through the bankruptcy process. Portfolio Fund Managers normally follow the proceedings closely, analyzing the various types of securities, particularly those represented by the companies’ liabilities. Portfolio Fund Managers following this strategy will seek out those investment opportunities with a higher likelihood of being satisfied through the restructuring with consideration higher than the current market level for such securities, or those that will receive valuable new securities worth more than the current market price, in exchange for the existing creditor claim.

Portfolio Fund Managers in the credit sector may also employ relative value strategies that generally seek to profit from the relative mispricing of related financial instruments. These strategies may apply qualitative or quantitative analysis and typically are not dependent on the general direction of broad market movements.

Regional. Portfolio Fund Managers employing regional strategies may invest across a range of asset classes including debt, equity and currencies, in both emerging markets and developed countries. Emerging markets are generally located in countries that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low- or middle-income economy. These Portfolio Fund Managers may use a broad array of hedging techniques with the intention of reducing volatility and enhancing returns. These hedging techniques may include, among others, currency hedges executed through forward or swap contracts. The Fund may be invested in Portfolio Funds with Portfolio Fund Managers specializing in one sector, region or country or that invest across multiple sectors, regions or countries. Portfolio Fund Managers investing in regional strategies utilize a variety of investment strategies when making investments within those countries.

Macro. Macro strategies aim to identify and exploit imbalances in global economies and asset classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than “bottom-up” individual security analysis, as the primary basis for management. Portfolio Funds using these strategies generally may invest in all major markets– equities, bonds, currencies and commodities–though not always at the same time, and will typically include long and short positions, leverage and the use of derivatives. Portfolio Fund Managers employing a macro approach typically attempt to identify the most attractive markets in which to invest in light of the market factors they consider. Some of these Portfolio Fund Managers will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach). Some Portfolio Fund Managers may use a combination of approaches. Portfolio Fund Managers employing a macro approach typically trade in very liquid, deep markets which may allow for the reduction in portfolio risk or other adjustments in positioning over a relatively short period of time.

Relative Value. Portfolio Fund Managers employing relative value strategies initiate and maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. Relative value positions may be involved in corporate transactions also, but as opposed to event driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, rather than the outcome of the corporate transaction.

Multi-Strategy. Multi-strategy Portfolio Fund Managers may invest across multiple strategies, including equity hedge, event driven, macro, credit, regional, relative value, and other strategies that are not specifically enumerated in this Prospectus. Portfolio Fund Managers in this category may use a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity, and other financial instrument markets. Strategies used by these Portfolio Fund Managers may take a variety of forms, including systematic approaches relying exclusively on quantitative measures or pre-defined rules and approaches where the Portfolio Fund Manager makes decisions based primarily on its discretionary analysis. These strategies may be effectuated through investment in various types of securities, derivatives, and financial instruments.

Portfolio Fund Strategies – Private Equity Funds

Venture Capital. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare related industries, but the Fund may invest in Portfolio Funds with Portfolio Fund Managers focusing on any industry, subject to the Fund’s fundamental investment policies relating to industry concentration set forth in the SAI. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually categorized as seed, early and late stage) in partnership with other investors. The Fund may invest in any category of venture capital fund.

Portfolio Funds will typically hold equity, debt or convertible debt securities issued by their portfolio companies. Portfolio Funds will not typically utilize leverage to make investments in portfolio companies, however, they may loan funds to their portfolio companies or guarantee all or a portion of their portfolio companies’ debt financing. In order to maximize returns from investments in portfolio companies, Portfolio Fund Managers will also typically take an active role in the management of portfolio companies and may nominate employees of the Portfolio Fund Manager or third-party individuals to the board of directors of portfolio companies.

Venture capital returns are usually realized in connection with significant portfolio company liquidity events (e.g., public offerings, debt refinancing or private buyouts). Portfolio Fund Managers will have little or no control over the timing of such events and may have varying degrees of control with respect to the terms of such liquidity events.

Growth Capital. Growth capital investments may involve investments in debt or equity and may represent minority investments in established companies with strong growth characteristics. Portfolio Fund Managers employing a growth capital investment strategy typically seek to identify companies that are profitable businesses that need capital for organic (i.e., internally generated and non-acquisitive) and acquisition growth strategies and shareholder liquidity.

Portfolio Fund Managers employing a growth capital strategy typically seek to invest in profitable companies that the Portfolio Fund Manager believes could achieve greater growth and profitability with an infusion of capital or whose investors need additional liquidity. Growth capital Portfolio Funds typically hold equity securities issued by their portfolio companies but may hold debt or other types of securities and typically do not utilize much, if any, leverage. Portfolio Funds may purchase equity securities directly from the issuers in private placements or from the companies’ employees or early investors in secondary market transactions. In the latter case, companies do not actually receive an inflow of additional capital.

Unlike venture capital investors, who may or may not own a controlling interest in their portfolio companies, growth capital investors typically acquire only minority investments in companies and therefore have little or no formal management responsibilities with respect to portfolio companies. On the other hand, growth capital investments involve profitable, established portfolio companies so these types of investments are typically more liquid and considered less risky than venture capital investments.

Leveraged Buyouts. Buyout funds generally seek to acquire private and public companies, as well as divisions of larger companies, and reposition them for sale by unlocking value and enhancing opportunities through financial, managerial, and/or operational improvements. Portfolio Fund Managers employing a buyout strategy may focus on companies of any size capitalization, though typically portfolio companies are large, mature enterprises. Buyout investments collectively represent a substantial majority of the capital deployed in the overall private equity market.

Leveraged buyout Portfolio Funds typically utilize a mix of equity and debt financing when acquiring portfolio companies and may utilize substantial amounts of leverage (50–70% of the purchase price), particularly in large capitalization transactions. After a leveraged buyout, Portfolio Funds will typically own all or a substantial majority of the acquired company. As a result, Portfolio Fund Managers will typically have an extensive role in managing their portfolio companies, and employees of Portfolio Fund Managers may also serve as officers and directors of portfolio companies.

Special Situations. A broad range of investments including private debt instruments, infrastructure investments and distressed debt/turnarounds may be classified as special situations. Portfolio Funds’ special situations investments may be in real estate assets, equity securities or senior and subordinated direct debt investments, such as mezzanine direct investments, which are typically comprised of subordinated debt or preferred stock, possibly in combination with warrants on the company’s common stock. Portfolio Fund Managers employing this strategy typically seek to identify value drivers and cash flow characteristics that are frequently distinct from those of other private equity investments, and the Fund views its special situations Portfolio Funds as complementing its investments in venture capital, growth capital and buyout Portfolio Funds.

Special situations Portfolio Funds that invest primarily in debt securities do not realize the outsized returns that other types of private equity strategies primarily focusing on equity investments may generate. Their returns are also more dependent on portfolio companies’ cash flow to generate such returns than they are on realizing a particular liquidity event like venture capital, growth capital and buyout Portfolio Funds. On the other hand, debt securities are typically “senior” to equity securities in a company’s capital structure and may generally be viewed as safer than equity securities. Other types of special situations investments, such as real estate assets, may be more or less risky than debt or equity investments and may have unique liquidity profiles.

Because of the lower target returns associated with special situations investments, Portfolio Fund Managers employing a special situations investment strategy are primarily concerned with managing downside risk when evaluating prospective investments. As such, these strategies require highly skilled and specialized portfolio management teams in order to be successful.

Portfolio Fund Strategies – Private Real Estate Funds

Core Real Estate. Core real estate investments typically entail acquiring real estate assets that generate stable income with little or no additional investment in improvements to the core property asset itself. Portfolio Fund Managers employing a core strategy typically seek to identify high-quality assets with stable values that require little direct involvement by the asset owner and generate consistent cash flow. The majority of a core real estate Portfolio Fund’s expected return is typically generated through cash flow from the operation of the asset instead of capital appreciation.

Core Plus Real Estate. Core plus real estate investments are similar to core real estate investments, except that Portfolio Fund Managers employing a core plus strategy typically seek to identify assets whose cash flows can be increased through light property improvements, management efficiencies or by increasing the quality of lessees. Cash flows may also be less consistent than a core real estate investment and core plus properties may require more direct involvement by the Portfolio Fund Manager.

Value Add Real Estate. Value add real estate investments are more speculative in nature than core and core plus investment strategies. These assets may have little or no cash flow but have the potential to produce high returns once the property is properly managed and/or improved.

Portfolio Fund Managers employing a value add investment strategy may acquire assets that have high levels of deferred maintenance, occupancy issues, managerial issues or a combination of these and other issues. Portfolio Fund Managers typically institute corrective action and make investments in order to realize the asset’s cash flow potential and are highly involved in the day-to-day operation.

Special Opportunity. Opportunistic real estate investments typically present the greatest risk and little or no expected income return, but with the perceived inherent property values that present the potential for a return higher than with core property or value added investing. Opportunistic investing focuses on properties that need significant rehabilitation to realize their potential. These properties may be highly distressed properties, new development projects, or may have significant vacancies at the time of acquisition. In many cases, opportunistic investments are generating little to no current cash flow and include varying degrees of leverage. Much of the return on these investments will be generated on the back end, in the form of future rental income or the sale or refinancing of the asset.

Credit. Credit investments refer to the various forms of financing that are used to develop, construct, and maintain real estate assets. While the update of these investments may be capped, they are generally considered lower risk than equity investment strategies and can provide yield-oriented returns.

Multi-Strategy. Portfolio Funds that employ a multi-strategy approach attempt to diversify the risk-reward profiles and the underlying types of real estate in which they invest, with the strategies noted above.

Potential for Investment in Other Portfolio Fund Strategies. The Adviser may seek to identify and exploit new strategies and sub-strategies that it believes may generate attractive long-term risk-adjusted returns, and may invest in Portfolio Funds utilizing any number of Portfolio Fund Strategies, including, but not limited to, currency, high-frequency trading, quantitative, commodities, real estate and real estate-related assets. The foregoing list of Portfolio Fund Strategies is not intended to be exhaustive and it is anticipated that the different types of strategies employed by Portfolio Fund Managers will evolve over time. The Adviser will implement and incorporate new Portfolio Fund Strategies and sub-strategies in a manner it deems advisable from time to time.

Investments in Other Investment Companies. The Fund also invests indirectly in Portfolio Funds through investments in closed-end investment companies and private funds of funds and in non-traditional asset classes, like precious metals (gold, silver, etc., as well as companies that profit from mining and selling such metals) and master limited partnerships, through investments in publicly traded ETFs.

Management of Liquid Assets. The Fund invests in mutual funds, ETFs and short-term investments, including money market funds, short-term treasuries and other liquid investment vehicles, for portfolio and liquidity management. See “Investment Policies—Portfolio and Liquidity Management.”

OVERVIEW OF THE INVESTMENT PROCESS

Portfolio Fund Manager Selection and Review. The Adviser’s process is best described as a continuous search for relative value among global asset classes. The Adviser’s allocation process focuses on dynamically managing asset classes because industry and academic studies have found that asset allocation is the primary determinant of investment return and portfolio volatility.

Asset classes are viewed as opportunities and not mandatory weightings that must always be owned. Assets become more or less attractive as investments as new economic conditions emerge, and valuations change. Therefore, the Fund will seek to own the most attractive investment opportunities, and avoid the less promising, at any given point. In other words, the Adviser seeks to align the Fund’s investment portfolio with the fundamentals and the Adviser’s research-based outlook.

Once the asset class is selected, the Adviser identifies potential Portfolio Fund Managers through a variety of sources, including but not limited to third-party databases, personal referrals, media and conference mentions and appearances, published research, and incoming solicitations. The Portfolio Fund Manager selection process is driven by both quantitative and qualitative analysis. For each prospective allocation to a new Portfolio Fund Manager, the Adviser will first conduct an evaluation of the Portfolio Fund Manager and its strategy, team, and approach through analysis of, among other criteria, the following:

•	Expenses;
•	Risk-adjusted returns through time, using the following measures:
•	Information Ratio (i.e., a risk-adjusted metric used to measure the returns of an investment relative to a benchmark),
•	Sharpe Ratio (i.e., a risk-adjusted metric used to measure the returns of an investment relative to the amount of risk taken), and
•	Sortino Ratio (i.e., a risk-adjusted metric used to determine the additional return for each unit of downside risk);
•	Standard deviation through time;
•	Upside/downside market capture;
•	Trailing performance for different time frames;
•	Annualized returns in different market cycles;
•	Category rank through time (if applicable);
•	Valuation metrics such as price/earnings, price/book value, price/cash flow and price/sales;
•	Leverage ratios;
•	Turnover ratios;
•	Duration;

•	Portfolio concentration;
•	Credit quality;
•	Tenure of portfolio management team;
•	Prior investing experience of principal team;
•	Team ownership and investment in the Portfolio Fund;
•	Incentive structures;
•	Tail risks (i.e., the possibility of great loss due to a rare event) ; and
•	Current investor base (if available).

Once finalists are selected, telephone or on-site interviews are conducted with the Portfolio Fund’s portfolio management team to answer outstanding questions and gain a deep understanding of their investment management process, team, and approach. Once complete, the Adviser makes a decision about inclusion in the Fund’s investment portfolio. The Adviser may also: (i) conduct background checks; (ii) analyze whether the Portfolio Fund Manager has the personnel, research and technology resources to effectively implement its investment strategy; and (iii) conduct additional due diligence through personal interviews, reference checks, questionnaires and other methods as the Adviser deems appropriate.

The Adviser will monitor and manage the Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Portfolio Fund Strategies and a Portfolio Fund Manager’s ongoing competence with those Portfolio Fund Strategies, including with respect to certain factors that may impact performance (entrance of competitors being an example of one factor). The Adviser will perform periodic quantitative monitoring (that may include monitoring returns, exposures and correlations) and qualitative monitoring (that may include face-to-face meetings, holdings analyses, reviews of organizational changes, and strategy consistency) of the Portfolio Fund Managers using information available to it. Successful implementation of these and other risk management techniques are intended to enable the Adviser to identify potential deficiencies in the investment strategies and internal controls of a Portfolio Fund Manager and may lead to a reduction in the capital allocated to, or the termination of its investment with, the Portfolio Fund Manager.

The Adviser believes there are a number of potential reasons for reducing capital allocated to a Portfolio Fund Manager. Some of these reasons may include deficiencies in the investment strategy or internal controls of a Portfolio Fund Manager, identification of a better alternative, style drift, change in key personnel, change in investment strategy, significant change in the amount of assets under management, or a decline in performance. The Adviser rebalances the Fund’s portfolio and terminates Portfolio Fund Managers at its own discretion. Because the Adviser regularly reviews new investment opportunities, capital withdrawn from the management of one Portfolio Fund Manager is generally reallocated to other Portfolio Fund Managers. The Adviser’s ability to withdraw money from Portfolio Funds to rebalance the portfolio, however, may be limited by the terms of Portfolio Funds in which the Fund invests (e.g., limited withdrawal rights, and gates and suspension rights imposed by the Portfolio Fund Manager).

The Adviser anticipates that the number and identity of Portfolio Funds and other investments will vary over time, at the Adviser’s discretion, as a result of allocations and reallocations among new and existing Portfolio Funds and the performance of each Portfolio Fund relative to the performance of other Fund assets. In addition, to avoid potential adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to 5%. Such a limitation on voting rights is intended to prevent an underlying Portfolio Fund from becoming an “affiliated person” of the Fund for purposes of the 1940 Act. If the Fund becomes an affiliated person of a Portfolio Fund through ownership of its voting securities or otherwise, the 1940 Act may limit the ability of the Fund to transact with the Portfolio Fund. For more information regarding the potential adverse consequences to the Fund due to the waiver of voting rights, see “Risks Related to Portfolio Funds Generally— Investments in Non-Voting Stock.”

Strategic Asset Allocation. The Adviser generally expects to allocate the Fund’s assets among a variety of Portfolio Funds, closed-end funds and ETFs, seeking to gain broad-based exposure.

The Adviser does not follow a rigid investment or allocation policy and the Fund’s assets may be deployed among the Fund’s investment strategies and in weightings the Adviser deems appropriate based upon the Adviser’s risk-adjusted forward return forecast for each asset class.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund, closed-end fund or ETF will be successful, that the various Fund investments selected will produce positive returns, or that the Fund will achieve its investment objective.

INVESTMENT POLICIES

Short-Term Investments. The Fund may utilize short-term investments for cash management purposes. Short-term investments are short-term debt obligations and other similar securities and may include: (i) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (iii) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (iv) repurchase agreements; and (v) other investment companies that invest principally in money market instruments. The Fund may also hold cash and cash equivalents and may invest in the money market securities mentioned above without limitation, although, during normal market conditions, the Adviser does not expect the Fund will hold more than 10% of its net assets in cash or cash equivalents for extended periods of time. To the extent the Fund makes these short-term investments, the allocation of the Fund’s assets to the Portfolio Funds will be reduced.

Portfolio and Liquidity Management. The Adviser intends to hold an amount of liquid assets in the Fund’s portfolio consistent with prudent liquidity management and compliance with applicable law. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Shareholders and any distributions made to Shareholders. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 10% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by Shareholders, the Adviser may sell certain of the Fund’s assets. There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved.

Temporary and Defensive Strategies. The Fund may invest temporarily in high-quality fixed-income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of its assets in Portfolio Funds or to maintain the liquidity necessary to effect repurchases of shares or for other purposes, including the establishment of a defensive position. The Fund’s investment objective may not be achieved in the event that the Fund invests a substantial portion of its assets in defensive investments for extended periods of time.

Borrowing by the Fund. The Fund is authorized to borrow money for investment purposes and for cash management purposes, including meeting repurchase requests and satisfying distribution requirements. Currently, it is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Fund would be a principal investment strategy of the Fund. The Fund, however, reserves the right to borrow for investment purposes in the future when deemed appropriate by the Adviser.

To the extent permitted by law, the Fund may borrow on a short-term basis to meet repurchase requests, to satisfy distribution requirements, or to make investments in Portfolio Funds pending the receipt by the Fund of monies from anticipated distributions by Portfolio Funds, purchases of Fund Shares and/or any withdrawal of Fund assets from a Portfolio Fund. The Fund’s ability to borrow money is subject to various restrictions imposed by the 1940 Act. These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the 1940 Act, if any), and therefore the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs in certain Portfolio Funds.

GENERAL RISKS

The following are principal risk factors that relate to the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund. Investors should be able to withstand the loss of their entire investment.

No Operating History. The Fund was formed on March 24, 2021. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of Shares could decline. The Fund may be unable to raise substantial capital, which could result in the Fund being unable to structure its investment portfolio as anticipated, and the returns achieved on these investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller asset base. The operating expenses for a newer fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, prior to the launch of the Fund, the Adviser had not previously managed the assets of a closed-end registered investment company.

Unlisted Closed-End Fund; Liquidity Limited to Repurchases of Shares. The Fund has been organized as a non-diversified closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. The Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund intends to offer a limited degree of liquidity by conducting repurchase offers on a quarterly basis starting with the fourth quarter of 2023, or at such other times as the Board determines, in its sole discretion, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. Moreover, there is no assurance that the Fund will, in fact, conduct repurchase offers, whether quarterly or otherwise. If a repurchase offer is made, there is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, Shares generally are not transferable, and liquidity will be provided only through repurchase offers, if any, by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares, and should be viewed as a long-term investment.

In the event the Fund conducts a repurchase offer, there will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “Repurchase Offers.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the 1940 Act.

Unspecified Investments; Dependence on the Adviser. The Adviser has complete discretion to select Fund investments as opportunities arise. The Fund and its Shareholders rely upon the ability of the Adviser to identify and source Fund investments consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of Fund investments. The Adviser has the authority and responsibility for asset allocation, the selection of Fund investments and all other investment decisions for the Fund. The Fund is subject to the risk that the Adviser will place too much emphasis on past performance when selecting Fund investments, including Portfolio Funds. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund or Fund investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives.

Additionally, to the extent the Fund invests in Portfolio Funds, the Fund will be exposed to these risks with respect to the Portfolio Fund Managers of such Portfolio Funds. The Fund’s performance depends on the adherence by such Portfolio Fund Managers to their selected strategies, the instruments used by such Portfolio Fund Managers, the Adviser’s ability to select Portfolio Fund Managers and strategies and effectively allocate the Fund’s assets among them. The Portfolio Fund Managers’ investment strategies or choice of specific securities may be unsuccessful and may cause the Portfolio Fund, and in turn the Fund, to incur losses.

Strategy Risk and Risk of Total Loss. The Adviser’s methodology for selecting Portfolio Fund Managers, developing a portfolio of multiple Portfolio Funds, and allocating the Fund’s assets among them, may prove unsuccessful in generating profits or avoiding losses.

Concentration of Investments. Except to the extent required by applicable law, there are no limitations imposed as to the amount of Fund assets that may be invested in (i) any one geography; (ii) any one investment; (iii) any Portfolio Fund managed by a particular Portfolio Fund Manager or its affiliates; or (iv) any issuer. Additionally, a Portfolio Fund may concentrate its assets in any single industry. The Fund itself, however, may not concentrate its assets in any single industry. Accordingly, the Fund’s investment portfolio may at times be significantly focused, both as to Portfolio Fund Managers, geographies and issuers, but not as to any single industry, which could offer a greater potential for capital appreciation as well as increased risk of loss and may also be expected to increase the volatility of the Fund’s investment portfolio. Notwithstanding the foregoing, the Fund is subject to the asset diversification requirements applicable to RICs. See “Certain Tax Considerations.”

Liquidity and Valuation Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in Portfolio Funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some Portfolio Funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be sold or disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Valuation of Portfolio Funds Uncertain. Under the 1940 Act, the Fund is required to carry Fund investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser, in accordance with the Fund’s valuation procedures, which have been approved by the Board. There is not a public market or active secondary market for many of the Portfolio Funds in which the Fund intends to invest. Rather, many of the Portfolio Funds may be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, the Fund will value these securities at fair value as determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board.

The determination of fair value, and thus the amount of unrealized losses the Fund may incur in any year, is to a degree subjective, and the Adviser has a conflict of interest in making the determination. The Fund values these securities monthly at fair value determined in good faith by the Adviser in accordance with the valuation procedures that have been approved by the Board. Because such valuation are inherently uncertain and may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, the Fund’s fair value determinations may cause the Fund’s NAV on a given date to understate or overstate materially the value that the Fund may ultimately realize upon the sale of one or more Portfolio Funds. Under limited circumstances (such as to resolve a pricing issue regarding a Portfolio Fund), the Fund may retain a valuation assurance service provider to provide the Fund reasonable assurance on the correctness of the processes and procedures leading to the fair value determinations by the Adviser. See “Calculation of Net Asset Value; Valuation.”

Valuation of the Fund’s Interests in Portfolio Funds. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Portfolio Funds pursuant to procedures adopted by the Board. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Portfolio Funds, as the value of the Portfolio Funds will affect the Adviser’s compensation. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Valuations of Portfolio Funds; Valuations Subject to Adjustment. The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its NAV and the NAV per Share, may be subject to later adjustment or revision. For example, fiscal year-end NAV calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of a Portfolio Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the NAV of a Portfolio Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Failure to Qualify as a RIC or Satisfy Distribution Requirement. To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “Certain Tax Considerations.”

•	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources.
•	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty Meeting RIC Distribution Requirement. For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”) as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash.

The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Certain Tax Considerations.”

Multiple Levels of Fees and Expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, brokerage transaction expenses, management fees, administrative and custody fees and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if such investor invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Temporary Investments. The allocation among Fund investments may vary from time to time, especially during the Fund’s initial period of investment operations. During the initial period of investment operations (which will be determined by the Adviser and may last a significant period of time), the Fund may hold a relatively larger portion of its assets in ETFs, as compared to the Adviser’s long-term target allocation among Portfolio Funds. In addition, the Fund may hold a substantial portion of the proceeds of the offering of Shares in short-term investments (including money market funds, short-term treasuries and other liquid investment vehicles) for a limited period of time while the Fund seeks desirable Portfolio Funds.

Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance and ability to meet its investment objective.

Short-term investments may produce returns that are significantly lower than the returns that the Fund expects to achieve when the Fund’s portfolio is fully invested in accordance with the Adviser’s long-term target allocations. As a result, any distributions that the Fund pays while the Fund’s portfolio is not fully invested in accordance with the Adviser’s long-term target allocations may be lower than the distributions that the Fund may be able to pay when the Fund portfolio is fully invested in accordance with the Adviser’s long-term target allocations.

Leverage. The Portfolio Fund Managers generally employ leverage in their Portfolio Funds and the Fund may employ leverage (but it is not a principal investment strategy). The Fund generally does not limit its exposure to leverage in selecting individual Portfolio Funds or by Portfolio Funds in the aggregate. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Portfolio Fund or the Fund will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Portfolio Funds or the Fund in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Market Disruption and Geopolitical Risk. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the coronavirus (COVID-19), and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

The COVID-19 outbreak in 2020 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, temporary and permanent layoffs in the private sector and rising unemployment claims, reduced consumer spending and demand for goods and services, as well widespread concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects is unknown and may last for an extended period of time. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund investments, the Fund and a Shareholder’s investment in the Fund.

Competition for Investment Opportunities. In recent years, there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement nontraditional asset investment strategies, including the strategies implemented by the Fund and the Portfolio Funds. The Fund will compete for investments with other investment funds (including registered investment companies and private funds), as well as financial services companies such as commercial and investment banks. Many of the Fund’s competitors are substantially larger and have considerably greater financial resources than the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC. As a result, no assurance can be given that the Fund will be able to identify and complete attractive investments or that it will be able to fully invest its subscriptions. Even if the Adviser identifies an attractive investment opportunity, the Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Access to Investments. The Fund is registered as an investment company under the 1940 Act and is subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Fund’s ability to make investments, as compared to a fund that is not so registered. Such restrictions may prevent the Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s intention to qualify and be eligible for treatment as a regulated investment company under the Code can limit its ability to acquire or continue to hold positions in investments that would otherwise be consistent with its investment strategy. The Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to Shareholders of the Fund.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if a relatively large percentage of the Fund’s assets are allocated to a relatively small number of investments, losses suffered by such Fund investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “Certain Tax Considerations.”

Regulatory Risks of Private Investment Companies. The regulatory environment for Portfolio Funds that are excluded from the definition of “investment company” under the 1940 Act solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Investment Companies”) (and for registered investment companies investing in Private Investment Companies) is complex and evolving. Changes in the regulation or taxation of private funds are impossible to predict and may adversely affect the ability of the Fund to execute its investment strategy and the ability of the Fund to offer its interests to investors who do not qualify as “accredited investors” as defined under Regulation D under the Securities Act. There is no guarantee that the SEC will not require the Fund’s Shareholders to meet certain eligibility criteria in the future. Under such circumstances, any Shareholders of the Fund who are not “accredited investors” may be subject to mandatory repurchase of all of their Shares in the Fund; provided that any such mandatory repurchases by the Fund will be conducted in accordance with Rule 23c-2 under the 1940 Act (to the extent applicable) and the Declaration of Trust.

General Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) vests U.S. federal bank, securities and commodities regulators with significant and extensive rulemaking, supervisory and enforcement authority. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs.

Payment In-Kind for Repurchased Shares. The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased. For example, it is possible that the Fund may receive securities from a Portfolio Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Cybersecurity Risk. The Fund and its service providers are susceptible to cyber-attacks and to technological malfunctions that have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and disrupting operations.

Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its Shareholders. For instance, cyber-attacks may interfere with the processing of Shareholder transactions, affect the

Fund’s ability to calculate its NAV, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, those plans and systems have inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could have material adverse consequences for those issuers and result in a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or suspend trading in specific securities or the entire market, which could prevent the Fund from, among other things, buying or selling securities or accurately pricing their investments. The Fund cannot directly control cyber security plans and systems of its service providers, the Fund’s counterparties, issuers of securities in which the Fund invests, or securities markets and exchanges.

Amount or Frequency of Distributions Not Guaranteed. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Repurchase Offers Risk. As described under “Repurchase Offers” below, the Fund is an “tender offer fund” and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, may offer to repurchase Shares at the sole discretion of the Board and pursuant to written tenders by Shareholders. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendation of the Adviser. The Adviser currently expects to recommend to the Board that the Fund conduct quarterly repurchase offers for up to 5% of its outstanding Shares at the applicable NAV per Share under ordinary circumstances, starting with the fourth quarter of 2023. However, the Fund is not required to conduct repurchase offers and may be less likely to do so during periods of exceptional market conditions. The Fund believes that repurchase offers are generally beneficial to Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer, if any, to make another repurchase request, unless the offer to repurchase Shares in the Fund is increased and extended by the Board. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline between the date the Shareholder submits their repurchase request and the date as of Shares are valued for purposes of such repurchase. Moreover, any repurchase offer will dilute the ownership interest and voting power of Shareholders who do not participate in such repurchase offer because such Shareholders will own a smaller percentage of the total number of outstanding Shares following the completion of the repurchase offer. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

Investor Suitability Risk. An investment in the Fund is not suitable for all investors. Prospective investors in the Fund should carefully review the discussion of risks in this Prospectus for specific risks associated with the Fund and the Portfolio Fund Managers’ styles of investing. The Fund is not intended to be a complete investment program. An investment in the Fund should be made only by investors who understand the nature of the investment and do not require more than limited liquidity in this investment. An investor could sustain a loss of a portion or all of their investment in the Fund.

Dilution from Subsequent Offerings of Shares. The Fund intends to conduct a continuous monthly offering of its Shares. Additional purchases may dilute the indirect interests of existing Shareholders in the Fund’s investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent investments underperform the prior investments.

Global Climate Change Considerations. Global climate change could have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that affected coastal properties may not ever recover their value, unlike previous declines in the real estate market. Further, large wildfires driven by high winds and prolonged drought may devastate entire communities and may be significantly expensive to any business found responsible for the fire. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. The time period over which these consequences might unfold is difficult to predict. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.

RISKS RELATED TO DIRECT INVESTMENTS
(OTHER THAN PORTFOLIO FUNDS)

Exchange-Traded Product Risk. The Fund may invest in ETFs. Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase), and will bear its proportionate share of the ETF’s fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits. Other risks associated with investing in ETFs include passive investment risk, index-related risk and tracking error risk.

Passive Investment Risk. The ETFs in which the Fund invests may not be actively managed, and the ETF’s adviser would not attempt to take defensive positions in declining markets. Unlike many investment companies, a passively managed index ETF does not seek to outperform its index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the ETF’s return to be lower than if the ETF employed an active strategy.

Index-Related Risk. There is no guarantee that an ETF will achieve a high degree of correlation to its index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the ETF’s ability to adjust its exposure to the required levels in order to track the index. Errors in index data, index computations and/or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the ETF and its shareholders, including the Fund.

Tracking Error Risk. Tracking error may occur because of differences between the instruments held in an ETF’s portfolio and those included in its index, pricing differences, transaction costs incurred by the ETF, the ETF’s holding of uninvested cash, size of the ETF, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the underlying index or the costs to the ETF of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the ETF incurs fees and expenses, while the index does not.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, investors bear both their proportionate share of expenses in the Fund (including the Management Fee) and, indirectly, the expenses of the investment companies.

Money Market Instruments. The Adviser will invest in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Securities Markets Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

RISKS RELATED TO PORTFOLIO FUNDS GENERALLY

Limited or No Operating History of Portfolio Funds. Portfolio Funds may have limited or no operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Portfolio Fund will be limited. Moreover, even to the extent a Portfolio Fund has a longer operating history, the past investment performance of any of the Portfolio Fund should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Portfolio Fund Managers that is not, and cannot be, independently verified.

Investments in the Portfolio Funds Generally; Dependence on the Portfolio Fund Managers. Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Portfolio Funds Not Registered. The Fund is a registered investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers

Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

Many Portfolio Funds are exempted from regulation under the 1940 Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in certain Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, many Portfolio Funds do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are Generally Non-Diversified. While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the NAVs of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the NAV of the Fund.

Portfolio Funds’ Securities are Generally Illiquid. The securities of the Portfolio Funds in which the Fund invests or plans to invest will often be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. There is no regular market for interests in many Portfolio Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the manager of the applicable Portfolio Fund, and could occur at a discount to the stated NAV. If the Adviser determines to cause the Fund to sell its interest in a Portfolio Fund, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a quick sale.

Portfolio Fund Operations Not Transparent. The Adviser does not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund.

There is the risk of “style drift” by the Portfolio Funds, which is the risk that a Portfolio Fund Manager may deviate from the Portfolio Fund’s stated or expected investment strategy. Style drift can occur abruptly if a Portfolio Fund Manager believes it has identified an investment opportunity for higher returns from a different approach or it can occur gradually, such as if, for instance, a “value” oriented Portfolio Fund Manager gradually increases a Portfolio Fund’s investments in “growth” stocks. Style drift can also occur if a Portfolio Fund Manager focuses on factors it had deemed immaterial in its offering documents or as a result of subjective judgment as to how to categorize investments.

Additionally, style drift may result in a Portfolio Fund Manager pursuing investment opportunities in an area in which it has a competitive disadvantage or that is outside the Portfolio Fund Manager’s area of expertise (e.g., a large-cap manager focusing on small-cap investment opportunities). Moreover, style drift may cause the Fund to be exposed to particular markets or strategies to a greater extent than was anticipated by the Adviser when it allocated assets to a Portfolio Fund and which may result in the Fund being exposed to overlapping investment strategies among various Portfolio Funds. In addition, style drift may affect the categorization of a Portfolio Fund as relating to a particular discipline, and, as a result, may affect the Adviser’s attempts to monitor the Fund’s investment guidelines.

The Fund’s portfolio may include Portfolio Funds with niche investment strategies such as trade claims, equipment leases and aviation and aviation-linked transactions and securities. There may be particular difficulties in selecting and monitoring these types of Portfolio Funds. It may be more difficult for the Adviser to evaluate the risks associated with investing in such Portfolio Funds. In addition, because of the limited number of Portfolio Fund Managers that typically specialize in a particular niche investment strategy, the Fund may be limited with respect to the Portfolio Funds in which it may choose to invest.

Volatility. Portfolio Funds will, and the Fund may, frequently be subject to substantial volatility, which could result from a number of causes. Some of the Portfolio Fund Managers may concentrate their portfolios by holding a relatively limited number of investments. Accordingly, the aggregate returns realized by the Fund may be adversely affected by a small number of investments. Furthermore, while the Adviser will generally allocate the Fund’s assets among Portfolio Fund Managers with differing styles and techniques, there are no fixed allocation percentages. There is the risk that a disproportionate share of the Fund’s assets may be committed to one or more strategies or techniques. The Adviser does not seek to manage the risk that different Portfolio Funds may invest in the same securities or may take substantial positions in the same sectors. This would result in less diversification than would be suggested by the number of Portfolio Fund Managers being employed. In addition, the use of leverage by a Portfolio Fund will tend to increase its volatility.

The allocation of Fund assets to new or emerging Portfolio Funds or Portfolio Fund Managers who utilize unique investment strategies or asset classes may subject the Fund to greater volatility due to the greater difficulty in assessing the track record or analyzing the investment strategy and relevant risks of those Portfolio Funds than Portfolio Fund Managers with longer track records or more conventional strategies.

The allocation of Fund assets to Portfolio Funds in response to particular market conditions could increase volatility and potential for loss if such market conditions continue to worsen or react in a manner not anticipated by the Adviser.

Allocation Risk. The Adviser has the discretion to allocate Fund assets among various Portfolio Fund Strategies and make direct investments. There is no assurance that the Adviser’s decisions in this regard will result in the desired effects. In addition, the Fund may be limited in its ability to make changes to its investment allocations due to the subscription and redemption provisions of the Portfolio Funds, including notice periods, limited subscription and redemption dates, the ability of the Portfolio Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Portfolio Funds. Moreover, investment allocations among the Portfolio Funds will be made by the Adviser based on information previously provided by the Portfolio Funds. If such information is inaccurate or incomplete, it is possible that the allocation of Fund assets to the Portfolio Funds may not reflect the Adviser’s investment intentions. This could have a material adverse effect on the ability of the Adviser to implement investment strategies of the Fund.

The Adviser may seek to reduce the risks of investing in Portfolio Funds by spreading the investments of the Fund among a variety of different Portfolio Fund Managers using investment strategies with returns that are not expected to be highly correlated, or are expected to be negatively correlated, with one another. If such an approach is effective, the profits from one Portfolio Fund investment may offset the losses from another, thereby reducing the Fund’s overall volatility. However, it is possible that the performance of the Portfolio Funds may actually be closely correlated in some market conditions, resulting (if those returns are negative) in significant losses to the Fund.

Correlation Risk. The value of an investment in the Fund may decline when an investor’s other holdings are also declining in value. Similarly, the Fund’s investments may have a strong correlation to one another, which could result in most or all of such investments declining over the same time period.

Portfolio Fund Manager Incentive Compensation. Each Portfolio Fund Manager generally will receive performance-based compensation, expected to range from 15% to 25% of net profits. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. The performance-based compensation that will be received by a Portfolio Fund Manager may create an incentive for the Portfolio Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation. In addition, because the performance-based compensation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund’s assets, the performance-based compensation may be greater than if it were based solely on realized gains. The fees and other expenses borne by the Fund, including the performance-based compensation indirectly payable by the Fund as a result of its investments in Portfolio Funds, are higher than those of other registered investment companies.

Use of Multiple Portfolio Fund Managers. Portfolio Fund Managers have varying levels of skills and experience and their principals may employ trading methods, policies and strategies that differ from those of other Portfolio Fund Managers. No assurance can be given that the collective performance of the Portfolio Fund Managers will result in profitable returns or avoid losses for the Fund as a whole. Positive performance achieved by one or more Portfolio Fund Managers may be neutralized by negative performance experienced by other Portfolio Fund Managers.

Limitations on Ability to Invest in Portfolio Funds. Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Adviser may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objectives.

Restrictions on Withdrawals from Portfolio Funds. The ability of the Fund to withdraw any amount invested in a Portfolio Fund may be subject to certain restrictions and conditions, including restrictions on the withdrawal of interests for a specified period (a “lock-up”), restrictions on the amount of withdrawals and the frequency with which withdrawals can be made, and investment minimums which must be maintained. Additionally, Portfolio Fund Managers typically reserve the right to suspend withdrawals and to satisfy withdrawals by making distributions in-kind of securities which may not be marketable, under certain circumstances. During past financial market crises, private investment funds have suspended withdrawals or redemptions, allocated substantial portions of their portfolios to “special purpose vehicles” with delayed liquidity and/or “side- pocketed” or “designated” portions of their portfolios due to what the Portfolio Fund Managers of such funds believed to be an inability to effect portfolio transactions at reasonable price levels.

Indemnification of Portfolio Funds and Portfolio Fund Managers. The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Indemnification, Withdrawal Adjustments, Clawbacks and Other Potential Legal Obligations with Respect to Proceeds Received from Portfolio Funds. Subsequent to its withdrawal from a Portfolio Fund, the Fund may have indemnification or reimbursement obligations to a Portfolio Fund that survive beyond its withdrawal and exceed any unpaid holdback that relate to the period during which the Fund was invested in the Portfolio Fund (or with respect to a partial withdrawal, that portion that has been withdrawn). In such circumstances, the Fund may be required by the 1940 Act to segregate liquid assets to cover this open obligation. A reimbursement obligation could arise or be asserted, or an agreement or compromise reached, for example, based on the terms of the governing documents of the Portfolio Fund, applicable law, litigation or other less formal dispute resolution processes (each, a “Reimbursement Claim”). The Fund also may be subject to a Reimbursement Claim if the governing documents of a Portfolio Fund require that the Fund be subject to a “clawback” in the event of an overpayment of withdrawal proceeds or as a result of bankruptcy proceedings involving a Portfolio Fund. It is likely that the legal, contractual and other authority relevant to any Reimbursement Claim will be uncertain and require the Fund, together with legal counsel, to evaluate any Reimbursement Claim and determine a course of action in a manner it considers in the best interests of the Fund. Such an evaluation may be time consuming and expensive for the Fund and the Adviser.

Capital Call Risk. The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by a Portfolio Fund. If the Fund defaults on its commitment to a Portfolio Fund or fails to satisfy capital calls to a Portfolio Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Portfolio Fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Fund to pursue its investment strategy; (ii) force the Fund to borrow; (iii) indirectly cause the Fund, and, indirectly, the Shareholders to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Fund’s investment in a Portfolio Fund); or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Contingent Liabilities on Disposition of Investments. In connection with the disposition of a Fund investment, it may be required to make representations about the investment. The Fund may be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Adviser may establish reserves and escrows. In that regard, distributions may be delayed or withheld until such reserve is no longer needed or the escrow period expires.

Investments in Non-Voting Stock. To avoid potential adverse regulatory consequences, the Fund may need to hold its interest in a Portfolio Fund in non-voting form or limit its voting rights to 5%. This limitation on voting rights is intended to ensure that a Portfolio Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may potentially impose limits on transactions with the Portfolio Funds both by the Fund and other clients of the Adviser. There are, however, other statutory tests of affiliation (such as on the basis of control), and a Portfolio Fund may be deemed an “affiliated person” of the Fund notwithstanding these limitations. If this were the case, transactions between the Fund and a Portfolio Fund could potentially be subject to the prohibitions of the 1940 Act if an appropriate exemption were not available.

In order to comply with this 5% limitation, the Fund may, at the time of investment, elect to invest in a class of a Portfolio Fund’s non-voting securities (if such a class is available) or enter into a contractual arrangement under which the Fund irrevocably waives all voting rights associated with the investment or those that would exceed the 5% limitation. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Portfolio Funds. Other investment funds or accounts managed by the Adviser also may waive voting rights in a particular Portfolio Fund. Determinations of whether the Fund will waive its voting rights are made by the Adviser as part of the investment process. When deciding to waive voting rights, the Adviser considers only the interests of the Fund and not the interests of the Adviser or those of its other clients. The Fund has not established specific written procedures relating to this process.

As a general matter, unlike public corporations or registered investment companies, the Portfolio Funds in which the Fund will invest provide their shareholders with an ability to vote only under limited circumstances (if at all). The Fund’s practices regarding investment in non-voting securities of Portfolio Funds or waivers of its voting rights are, therefore, not expected to adversely affect the Fund’s operations or its rights as an investor in a Portfolio Fund. It is possible, however, that the Fund could be precluded from participating in a vote on a particular issue, including an issue that may have a material adverse consequence to the Fund. The Adviser considers this risk minimal relative to the increased flexibility potentially available to the Fund and its Shareholders from investing in non-voting securities.

Termination of the Fund’s Interest in a Portfolio Fund. A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

RISKS RELATED TO PORTFOLIO FUNDS’ INVESTMENT STRATEGIES

Portfolio Fund Strategies Risks– Hedge Funds

Equity Hedge Strategy Risk. Certain Portfolio Funds selected by the Adviser may manage portfolios of both long and short positions in equity securities. The success of such Portfolio Funds depends largely on their Portfolio Fund Manager’s ability to identify mispriced stocks. Individual Portfolio Funds may incorrectly size their positions despite position and risk limits. Equity hedge Portfolio Funds rely upon market liquidity to manage their portfolio risk. Illiquidity, particularly in a market exhibiting either an up or down trend, could result in significant losses. Moreover, despite carrying both long and short equity positions in their portfolios, equity hedge Portfolio Funds typically maintain some overall level of long or short exposure to the equity markets and are susceptible to significant price moves in equities.

Event Driven Investing Risk. Portfolio Funds may engage in event driven investing. Event driven investing requires the investor to make predictions about (i) the likelihood that an event will occur; and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as a Portfolio Fund Manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring that promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Portfolio Funds of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including, among other reasons: (i) opposition of the management or stockholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary stockholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing. Because of the inherently speculative nature of event driven investing, the results of the Portfolio Funds’ operations may be expected to fluctuate from period to period. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results that may be expected in future periods.

Credit Strategy Risk. Credit strategies are designed to isolate attractive opportunities in various fixed income securities, typically focused on corporate. Credit strategies are typically subject to many of the same risks as traditional fixed income strategies, including but not limited to interest rate risk, credit risk, and prepayment risk. Such risks may be exacerbated by the fact that a Portfolio Fund Managers may engage in the use of credit derivatives in order to gain exposure to a certain position. Recent and potential future changes in government monetary policy may affect the level of interest rates. Finally, while credit strategies are diverse, they can exhibit highly correlated losses during certain market periods.

Distressed Investments Risk. Portfolio Funds may invest in companies that are in poor financial condition, lack sufficient capital or that are involved in bankruptcy or reorganization proceedings. These securities and obligations often trade at a discount to the expected enterprise value that can be achieved through a restructuring but risk the possibility that no restructuring will occur, or will occur on terms less favorable than anticipated.

Typically, these transactions may be in publicly traded debentures, notes, bank loans, trade claims or other traded debt or preferred stock of companies in out-of-court or Chapter 11 or other similar court-administered restructuring proceedings and similar judicial financial reorganizations and workouts. Debt obligations of distressed companies are typically unrated, lower-rated or close to default. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

The limited research coverage, difficulty of financial analysis, legal complexities and weak institutional focus on workouts generally create substantial price differentials between market value and the likely future value. The value of positions in bankrupt companies or in workout situations generally depends on numerous and often unascertainable factors, such as the sale price of assets, the length of the bankruptcy proceeding or negotiations or the resolution of disputes between classes of creditors. Bankruptcy situations may be particularly complicated and may involve a high degree of uncertainty and market risk. Securities and other interests in these types of companies might have to be held for long periods of time.

Emerging Markets Strategy Risk. Portfolio Funds that target emerging markets are subject to the risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole. See “Risks Related to Portfolio Funds’ Investments— Emerging Markets.”

Equity Strategy Risk. Equity strategies involve the purchase and/or short sale of equity and/or equity-linked instruments in global markets. Most Portfolio Fund Managers that engage in equity strategies tend to engage in “stock picking” rather than investing in broad-based indices. Portfolio Fund Managers tend to rely on fundamental analysis in order to identify overvalued and/or undervalued securities. A failure by the Portfolio Fund Manager to properly value securities or a market environment where fundamental analysis struggles (e.g., highly correlated markets) may result in losses.

Global Macro Strategy Risk. The success of a global macro strategy is contingent upon the macro-economic views of the Portfolio Fund Manager and the Portfolio Fund Manager’s ability to correctly identify investment opportunities with the highest probability of success (long positions) and/or those with highest probability of failure (short positions) based on such views. Substantial losses may be recognized as a result of the implementation of this strategy. Also, this strategy is subject to the investment risks associated with the instruments utilized to implement the strategy.

Relative-Value Hedging Strategies. The use by certain Portfolio Fund Managers of “relative-value” hedging or arbitrage strategies does not necessarily mean that those strategies are without risk or substantial cost. Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a “relative-value” position can effectively result in the position being transformed into an outright speculation. “Relative-value” strategies typically are dependent on market liquidity. In 1994, 1998 and again in 2008-2009 when market liquidity was sharply reduced, a number of investment funds pursuing “relative-value” strategies incurred total losses.

Multi-Strategies Risk. Multi-strategy portfolios seek to obtain a broad range of the various strategies discussed herein. As such, multi-strategy portfolios are subject to the risks and limitations of the various underlying strategies that they use. While a multi-strategy portfolio seeks to limit the losses due to any particular underlying strategy via diversification, certain underlying strategies can exhibit highly correlated losses during certain market periods.

Portfolio Fund Strategies Risks– Private Equity Funds

Venture Capital Investing Style Risk. Venture capital funds typically invest directly in private companies that are subject to a different set of risks than those typically associated with publicly traded companies. For example, these companies may have a weak financial condition, require significant additional capital to support their operations, and may otherwise fail to become profitable or lose invested capital. These companies may also hold significant debt; engage in a rapidly changing business environment with products subject to obsolescence; rely on unsustainable market trends or a competitive advantage that may be lost to new market entrants; depend on an inexperienced management team; and be subject to high barriers of success that are dependent on large amounts of future capital investments, government approval of products or services, and the protection of intellectual property.

Growth Capital Investing Style Risk. Growth investing entails that risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns. Over time, a growth investing style may go in and out of favor, causing a Portfolio Fund to sometimes underperform the market in general and other Portfolio Funds that use differing investing styles.

Leveraged Buyouts Strategy Risks. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Special Situations Risk. The special situations strategies invest in companies that may be in transition, out of favor, financially leveraged, stressed or distressed, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Portfolio Funds may also make direct or indirect investments in mezzanine debt. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. No more than 5% of the Fund’s net assets will be invested in such securities.

Portfolio Fund Strategies Risks– Real Estate Investment Funds

Core Strategy. Portfolio Funds with a core strategy target high-quality core portfolios with real estate assets that provide relatively lower and more stable returns. Investments are typically located in primary markets and in the main property types (offices, retail, industrial and multi-family). Core properties are stable, well-maintained, well-leased and often of the Class A variety.

Core Plus Strategy. Portfolio Funds with a core plus strategy seek moderate risk portfolios with real estate that provides moderate returns. Investments are predominantly core but with an emphasis on a modest value add management approach. A core-plus portfolio requires slightly more complex financial structuring and management intensive focus than core portfolio of investments.

Value Add Strategy. Portfolio Funds with a value add strategy typically focus on more aggressive active asset management and often employ more leverage. This is a medium-to-high risk/medium-to-high return strategy. Investment portfolios typically target lower quality buildings, in both primary and secondary markets in the main property types. Properties are considered value added when they exhibit management or operational problems, require physical improvement, and/or suffer from capital constraints. Buildings often require enhancement to upgrade them to Class A buildings (i.e., redevelopment/repositioning/releasing).

Opportunistic Strategy. Portfolio Funds with an opportunistic or distressed investment strategy typically focus on the most aggressive and active asset management strategies, typically on growth and development oriented or centered properties, and/or on property repositioning or redevelopment strategies. Such non-core properties typically offer the highest overall expected return potential, but also carry the highest risk. They frequently utilize high degrees of financial leverage and require substantial capital investment. Typically, a significant portion of the return on the underlying asset is achieved upon its sale or refinancing, with limited or no current income generation.

Multi-Strategy. Portfolio Funds that employ a multi-strategy approach attempt to diversify the risk-reward profiles and the underlying types of real estate in which they invest, with the strategies noted above. Because each real estate strategy performs differently throughout the overall real estate and economic cycle, investment strategies that include multiple strategies generally have lower volatility than single strategy funds.

RISKS RELATED TO PORTFOLIO FUNDS’ INVESTMENTS

This section discusses the types of investments generally made by the Portfolio Fund Managers and the related risk factors with respect to such investments. The impact of a particular risk on a Portfolio Fund managed by a Portfolio Fund Manager is expected to impact the Fund. All securities investments risk the loss of capital.

Short Sales. Portfolio Funds may engage in short selling. A short sale involves the sale of a security that a fund does not own in the hope of purchasing the same security or equivalent security at a later date at a lower price. A short sale involves the risk of an increase in the market price of the security and therefore the possibility of a theoretically unlimited loss. To initiate the short sale, a fund must borrow the security, and the fund is obligated to return the security to the lender by purchasing the security at a later date, which may be difficult and costly to effect in the event the market for the security has become illiquid. Such illiquidity may be more likely to occur with respect to securities of small capitalization companies. The fund may be forced to unwind a short sale at a disadvantageous time for a number of reasons, including a call back by the lender of the stock at a time additional stock is not available to borrow, a forced tender of the stock or a merger or other form of corporate consolidation. In the United States, when a short sale is made, the seller generally must leave the proceeds thereof with the broker and it must also deposit with the broker an amount of cash or U.S. Government securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected on a non-U.S. exchange, such transactions will be governed by local law.

Collective Investments or Offsetting Investments. The Portfolio Fund Managers may work with other Portfolio Fund Managers to invest collectively in the same underlying company, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In addition, Portfolio Funds may hold economically offsetting positions including, for example, where Portfolio Funds have independently taken opposing positions (e.g., long and short) in an investment or due to hedging by Portfolio Fund Managers. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s NAVs may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Adviser may be competing with each other for investments in one or more markets.

Investments in Fixed-Income Securities. The Portfolio Funds may invest in bonds or other fixed-income securities. Portfolio Fund Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the Portfolio Fund’s performance. The costs associated with combating the COVID-19 (Coronavirus) pandemic and the negative impact on tax revenues has adversely affected the financial condition of many states and political subdivisions. The effects of COVID-19 (Coronavirus) pandemic could affect the ability of states and political subdivisions to make payments on debt obligations when due and could adversely impact the value of their bonds, which could also negatively impact the performance of the Portfolio Funds.

Junk Bonds. There is no minimum credit standard that is a prerequisite to a Portfolio Fund’s acquisition of any security. Portfolio Funds are permitted to invest in debt securities rated below investment grade, otherwise known as high-yield securities or “junk bonds.” Junk bonds are speculative with respect to the issuer’s capacity to pay interest and repay principal. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Zero Coupon and Deferred Interest Bonds. The Portfolio Funds may invest in zero coupon bonds and deferred interest bonds. Zero coupon bonds do not require the periodic payment of interest, and deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. These debt obligations are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations of the same maturity that provide for regular payments of interest.

Catastrophe Bonds. The Portfolio Funds may invest in reinsurance investments such as catastrophe bonds (also known as event-linked bonds), whose return of principal and payment of interest are contingent upon the non-occurrence of certain specified trigger events including, but not limited to, property, fire and explosions, hurricanes, earthquakes, windstorms, extreme temperature conditions, terrorism, and marine, nuclear and aviation disasters. In most cases, the trigger event, as defined within the terms of the catastrophe bond, will not be deemed to have occurred unless the trigger event happened in a particular geographic area and was of a certain magnitude or caused a certain measurable amount of actual or modeled loss. If the trigger event occurs prior to the catastrophe bond’s maturity, the Portfolio Fund may lose a portion or all of its investment in the catastrophe bond, including any accrued interest and/or principal invested. The type, frequency and severity of a catastrophic event is difficult to predict and therefore the expected return on a catastrophe bond is difficult to calculate. There can be no assurance that a catastrophe bond in which the Portfolio Fund invests will not experience either a partial or total loss of accrued interest and/or principal invested. Additionally, the Portfolio Fund’s investment in catastrophe bonds may be concentrated in one or more types of catastrophic events, in which case a single catastrophic event could have a considerably greater adverse effect on the Portfolio Fund than if the Portfolio Fund’s insurance-based investments were more diversified.

Specialized Investment Instruments and Techniques. The Portfolio Fund Managers may utilize a variety of special investment instruments and techniques (a number of which are described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund’s investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Fund Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Fund Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Some or all of the Portfolio Fund Managers may invest in, or enter into financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio Fund Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Fund Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund’s performance. If a Portfolio Fund Manager invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund’s return or result in a loss. A Portfolio Fund also could experience losses if derivatives are poorly correlated with its other investments, or if a Portfolio Fund Manager is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Regulatory changes in derivatives markets could impact the cost of or a Portfolio Fund’s ability to engage in derivative transactions.

Options and Futures. The Portfolio Fund Managers may utilize options and futures contracts. They also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over the counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund Managers also may include options on baskets of specific securities.

The Portfolio Fund Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund’s books or with the Portfolio Fund’s custodian to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

A Portfolio Fund Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Fund Manager would ordinarily make a similar “closing sale transaction,” which involves liquidating the underlying position by selling the option previously purchased, although the Portfolio Fund Manager would be entitled to exercise the option should it deem it advantageous to do so.

The Portfolio Funds may use derivatives that are subject to regulation by the CFTC. However, with respect to the Fund, the Adviser currently relies on the no-action relief afforded by CFTC Staff Letter No. 12-38 and/or the exception from “commodity pool operator” registration in CFTC Regulation 4.5. Therefore, the Adviser will not be required to deliver a CFTC disclosure document to Shareholders, nor will it be required to provide Shareholders certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered CPOs. As of the date of this Prospectus, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and exemptions in the future. Any necessary compliance and reporting obligations to comply with CFTC regulation may increase Fund expenses or otherwise negatively impact the Fund.

The Portfolio Fund Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund’s net assets and result in a loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

Successful use of futures also is subject to the Portfolio Fund Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations or published positions of the CFTC, a Portfolio Fund Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. If a Portfolio Fund Manager is required to do so, the segregation of such assets will have the effect of limiting its ability to otherwise invest those assets.

Some or all of the Portfolio Fund Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Some or all of the Portfolio Fund Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Portfolio Fund Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price. Derivatives associated with foreign currency transactions are subject to currency risk.

Call and Put Options on Securities Indices. Some or all of the Portfolio Fund Managers may purchase and sell for the Portfolio Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Portfolio Fund Manager of options on stock indexes will be subject to the Portfolio Fund Manager’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. Some or all of the Portfolio Fund Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Portfolio Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return.

Swap agreements are two-party contracts entered into primarily by institutional Shareholders for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Portfolio Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Portfolio Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund’s risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

Credit Default Swaps. Some or all of the Portfolio Fund Managers may purchase or sell credit default swaps, which are structured to transfer the credit exposure of fixed income products between parties. Under such transactions, the purchaser of the credit default swap will make payments to the seller, and in return, the seller agrees to pay off the debt if the underlying third party defaults on the loan. Portfolio Fund Managers may use credit default swaps for hedging (and non-hedging) purposes, as the swaps may act as protection against non-payment by the underlying third party by transferring the risk of default from the holder of the security (the buyer) to the seller of the swap. When used in respect of a basket of securities or an index, credit default swaps may be used to profit from changes in the perceived credit risk of the referenced securities. If the Portfolio Fund Manager incorrectly assesses the amount or timing of these changes, the position may lose money, possibly on an economically leveraged basis.

Foreign Securities and Forward Currency Exchange Contracts. Portfolio Fund Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”) that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Fund Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the United States; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Investments in foreign issuers may require significant government approvals under corporate, securities, exchange control, non-U.S. investment and other similar laws and regulations and may require financing and structuring alternatives and exit strategies that differ substantially from those commonly used in the United States. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities. Foreign securities may be subject to foreign taxes.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

A Portfolio Fund Manager may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund’s investment objective, such as when a Portfolio Fund Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund’s investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

Developed Markets. The Portfolio Funds may invest in, or have exposure to, securities of non-U.S. developed market countries, which may subject the Portfolio Funds to regulatory, political, economic, security, currency and other risk associates with developed market countries. In general, developed market countries tend to rely on the services sector (e.g., the financial services and consumer services) as the primary source of economic growth. Prolonged economic slowdown in one or more service sectors is therefore likely to have an adverse effect on the economies of certain developed market countries. Additionally, certain markets, such as labor and product markets, are subject to heavy regulation which may negatively affect economic growth or result in prolonged periods of recession. Developed market countries may also be significantly indebted and face rising healthcare and retirement expenses. Regulations impacting the import of commodities as well as price fluctuations of certain commodities may also adversely affect the economies of developed market countries. Moreover, issuers in developed market countries may also be adversely impacted by acts of terrorism which may cause uncertainty in the financial markets of developed market countries.

Emerging Markets. Investments in the securities of issuers based in countries with emerging-market economies are subject to greater levels of risk and uncertainty than investments in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include: high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting requirements or standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments against non-U.S. companies and non-U.S. persons, including company directors and officers, in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers. In addition, shareholders of emerging market issuers, such as the Fund, often have limited rights and few practical remedies in emerging markets. Finally, the risks associated with investments in emerging markets often are significant, and vary from jurisdiction to jurisdiction and company to company.

Foreign Currency Transactions. The Portfolio Fund Managers may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if the Portfolio Fund Manager expects a decrease in the value of the currency in which the foreign security is denominated.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Fund Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

LIBOR Discontinuation Risk. A Portfolio Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. That announcement suggests that LIBOR may cease to be published after that time. In addition, the E.U. Benchmarks Regulation imposed conditions under which only compliant benchmarks may be used in new contracts after 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage and the nature of a substitute rate, if any, is unknown, and neither the effect of the transition process nor its ultimate success is certain. At this time, it is not possible to predict the effects of any establishment of replacement or alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere.

Brexit Risk. In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal.

Following years of negotiations and multiple withdrawal deadline extensions, the UK withdrew from the EU on January 31, 2020. Although the UK and EU agreed to a provisional trade deal in December 2020 that was later ratified by the EU Parliament and entered into force on May 1, 2021, certain post-EU arrangements, such as those relating to the offering of cross-border financial services and sharing of cross-border data, have yet to be reached and the EU’s willingness to grant equivalency to the UK remains uncertain. As a result of the UK’s exit from the EU, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately affected by Brexit. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively affect the Fund’s investments in securities of issuers located in the EU. The effects of these actions, especially if they occur in a disorderly fashion, are not clear but could be significant and far-reaching.

Small Capitalization and Recently Organized Companies. From time to time, a portion of the Portfolio Funds’ assets may be exposed, long and short, to securities of small capitalization companies and recently organized companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because these companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over the counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Portfolio Funds may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of larger, more established companies.

Purchasing Initial Public Offerings. The Portfolio Funds may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund or a Portfolio Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio Fund subject to the fund’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.

A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Interest Rate Risk. The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objective and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

Interest rates have recently been at or near historic lows. The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Investments in Undervalued Securities. The Portfolio Funds may make certain investments in securities that the Portfolio Fund Managers believe to be undervalued; however, there are no assurances that the securities purchased will in fact be undervalued. In addition, the Portfolio Funds may be required to hold such securities for a substantial period of time before realizing their anticipated value and such securities may never appreciate to the level anticipated by the Portfolio Fund Managers. During this period, a portion of a Portfolio Fund’s funds would be committed to the securities purchased, thus possibly preventing the Portfolio Fund from investing in other opportunities. Further, a Portfolio Fund may finance those purchases with borrowed funds and thus have to pay interest on the funds during the waiting period, possibly without realizing any return on the investment.

Quantitative Investment Risk. To the extent a Portfolio Fund Manager relies on quantitative mathematical models, or machine learning techniques, to manage a Portfolio Fund’s portfolio, investments in the Portfolio Fund are subject to the limitations of the design of the model as well as the risk of potential failure of the Portfolio Fund Manager to construct a portfolio consistent with the model’s outputs. The Portfolio Fund may also be subject to the risks of errors in coding the model and inaccuracies in data supporting the model.

Machine learning techniques used by the Portfolio Fund Manager may be predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Portfolio Fund. Furthermore, because predictive models are constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

Use of Financing Arrangements. Portfolio Funds may depend upon the availability of credit to finance their investment strategies. The prime brokers, banks and dealers that may provide financing to Portfolio Funds can apply essentially discretionary margin or other valuation policies and may change those policies. Changes by financing providers to these policies, or the imposition of other credit limitations or restrictions, may result in margin calls, loss of financing, forced liquidation of positions at disadvantageous prices or termination or cross defaults of transactions with the same or other dealers. These adverse effects may be compounded in the event that such limitations or restrictions are imposed suddenly and/or by multiple dealers or counterparties at about the same time.

Lending Portfolio Securities. Portfolio Funds may lend their portfolio securities to brokers, dealers and financial institutions in order to generate income for the Portfolio Fund. In general,

these loans will be secured by collateral (consisting of cash, government securities or irrevocable letters of credit) maintained in an amount normally equal to at least 100% of the market value, determined daily, of the loaned securities. Portfolio Funds are entitled to payments equal to the interest and dividends on the loaned security and could receive a premium for lending the securities. Lending portfolio securities would result in income to the Portfolio Fund, but could also involve certain risks in the event of a delay in the return of the securities loaned or the default or insolvency of the borrower.

When-Issued and Forward Commitment Securities. Some or all of the Portfolio Fund Managers may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Fund, will be subject to the Fund’s limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund Manager on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

Counterparty Credit Risk. Many of the markets in which the Portfolio Fund Managers effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent a Portfolio Fund enters into swaps or other transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it assumes a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Portfolio Funds are also subject to the risk that counterparties will not settle transactions in accordance with their terms and conditions because of disputes over the terms of the contracts (whether or not bona fide) or because of credit or liquidity problems, which may result in Portfolio Funds suffering losses. Portfolio Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing such Portfolio Fund’s NAV and income level. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the fund.

Portfolio Funds could experience situations with counterparties, banks and other financial institutions that adversely impact the performance of the fund, such as the failure of counterparties to perform their contractual commitments, the financial difficulties, fraud or misrepresentation of brokerage firms, banks or other financial institutions that hold assets of Portfolio Funds, the failure of exchanges and clearinghouses, suspensions of trading, or counterparties holding assets in unregulated rather than regulated accounts.

Real Estate Investment Trust (REIT) Risks. The Fund, to the extent it invests in real estate ventures, and certain Portfolio Funds may be subject to risks associated with direct ownership in real property. The value of the Portfolio Funds’ shares is affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general. To the extent that a Portfolio Fund invests in real estate securities designated as REITs, if a court were to disregard the limited liability legal structure of a REIT, the Portfolio Fund could be liable for a portion of claims in excess of that REITs assets, such as claims arising from environmental problems. Failure to qualify as a REIT under the Code would increase the REITs tax liability thereby reducing the REIT’s net income available for investment or distribution; additionally, certain preferred tax treatment of distributions would no longer be passed through to investors.

Real Estate-Related Securities Risk. The Portfolio Funds will not invest in real estate directly, but will invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as REITs or investment vehicles treated similarly as private REITs for tax purposes. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The value of the Portfolio Fund’s investments may be significantly diminished in the event of a downward turn in real estate market prices.

The Portfolio Funds will also invest in commercial real estate loans, mortgage loans, CMBS, B-Notes, mezzanine loans, and other similar types of investments. Commercial real estate loans are secured by multifamily or commercial property and are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower’s ability to repay the loan may be impaired. If a Portfolio Fund makes or invests in mortgage loans and there are defaults under those mortgage loans, the

Portfolio Fund may not be able to repossess and sell the underlying properties in a timely manner. The resulting time delay could reduce the value of the investment in the defaulted mortgage loans.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”). The Portfolio Funds may invest in securities that represent an interest in a pool of mortgages and credit card receivables or other types of ABS. The investment characteristics of MBS and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

The frequency at which prepayments (including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying MBS and ABS often will be led by a variety of factors including the prevailing level of interest rates as well as economic, demographic, tax, social, legal and other factors. Generally, mortgage obligors tend to prepay their mortgages when prevailing mortgage rates fall below the interest rates on their mortgage loans.

The adverse effects of prepayments may impact Portfolio Funds primarily in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Portfolio Fund Managers may have constructed for these investments, if any, resulting in a loss to Portfolio Funds. In particular, prepayments (at par) may limit the potential upside of many MBS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

The Portfolio Funds also may invest in structured notes, variable rate MBS and ABS, including adjustable-rate mortgage securities (“ARMs”), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation (“CMO”) derivatives, whereby the rate of interest payable varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks. Investments in subordinated MBS and ABS involve greater risk of default than the senior classes of the issue or series. A Portfolio Fund may also invest in interest-only pass-through securities, which experience greater yield variability relative to changes in prepayments.

Other Asset-Backed Securities. The Portfolio Funds may invest in other forms of asset-backed securities, such as such as airplane leases, automobile loans, equipment leases or other forms of receivables. These securities, generally issued by trusts and special purpose entities, are backed by a pool of assets and present certain risks inherent to asset-backed securities and mortgage-backed securities, such as interest rate risk and prepayment risk, as discussed directly above. Additionally, these securities may not have the benefit of any security interest in any underlying collateral that could ensure payment of the receivable. Even when a perfected security interest in the underlying collateral exists, there remains the possibility that recoveries on repossessed collateral may be insufficient to support payments on collateral. These securities also involve the risk of the underlying collateral declining in value. Moreover, federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Sub-Prime Mortgage Market. Certain real estate markets have gone through periods of substantial declines in prices and demand, most notably in the residential housing market. These periods have included rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising rates of defaults on loans, resulting in losses for loan originators and certain sub-prime lenders and instability in capital markets associated with securities that are linked to the sub-prime mortgage market.

LIMITS OF RISK DISCLOSURES

The above discussions and the discussions in the SAI relating to various risks associated with the Fund, Fund investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. The risk factors described above are the principal risk factors associated with an investment in the Fund’s Shares. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund or any Portfolio Fund, closed-end fund or ETF will be successful, that the various Fund investments selected will produce positive returns or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees. The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board and to any agent or employee of the Fund, including the Adviser or Distributor. See “Board of Trustees and Officers” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser. Hamilton Capital, located at 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio, serves as the investment adviser of the Fund. The Adviser is an investment adviser registered with the SEC under the Advisers Act and is primarily owned by R. Matthew Hamilton. The Adviser had approximately $3.23 billion of assets under management as of June 30, 2021. Hamilton Capital Management, Inc. was formed in 1997 and underwent an internal organization as of July 1, 2019 that resulted in its business operations being assigned to Hamilton Capital, LLC.

The Fund is expected to be sold to accredited investors and the Adviser’s investment advisory clients (regardless of such client’s “accredited investor” status) only.

Management Team. The personnel who currently are jointly and primarily responsible for the day-to-day management of the Fund are:

Lee J. Caleshu joined the Adviser in 2019, where he currently serves as a Deputy Chief Investment Officer. He has served as a co-portfolio manager of the Fund since its inception in 2021. Mr. Caleshu is a CFA® charterholder with more than 20 years of investment management experience. He has managed portfolios for both private clients and institutions. His expertise lies in researching and directing investments across multiple asset classes, including public equities, public bonds, as well as alternative vehicles such as real assets, hedge funds and private equity funds. Mr. Caleshu graduated cum laude from Tulane University with a finance major.

Antonio Caxide joined the Adviser in 2009, where he serves as the Chief Investment Officer. He has served as a co-portfolio manager of the Fund since its inception in 2021. Mr. Caxide is a CFA® charterholder with more than 35 years of worldwide investment management experience with equity, fixed income and alternative investment portfolios, including in both public and private markets. He has managed assets for insurance, pension, corporate and retail clients. Mr. Caxide has an MBA degree in finance and investments and B.S. degrees from the University of Connecticut.

Francis Chu joined the Adviser in 2021, where he currently serves as a Managing Director of Portfolio Management. He has served as a co-portfolio manager of the Fund since its inception in 2021. Mr. Chu is a CFA® charterholder with more than 22 years of experience and he has investment management expertise in both traditional and alternative assets (hedge funds & private equity). Over his career, Mr. Chu has advised clients, led investment processes, and managed portfolios at RIA’s and Family Offices. Mr. Chu holds a Bachelor of Science magna cum laude from New York University, Stern School of Business.

Jeffrey G. Wilkins joined the Adviser in 2010, where he currently serves as a Deputy Chief Investment Officer and a Managing Director. He has served as a co-portfolio manager of the Fund since its inception in 2021. Mr. Wilkins has more than 15 years of active investment and business leadership experience. He has directed the investment and management of a number of public asset classes, including high-yield bonds, energy infrastructure, U.S. mid-cap and Japan stocks. He has also led research into alternative asset classes, such as real estate, private-equity, and Sub-Saharan African equities. Prior to joining the Adviser, Mr. Wilkins made active investments in several private companies and real estate ventures and co-founded a venture-backed technology business. He holds an MBA with distinction from The Ross School of Business at the University of Michigan and a bachelor’s degree magna cum laude from The University of Arizona.

All team members share investment decision making responsibilities with respect to the Fund. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Investment Management Agreement. Under the general oversight of the Board, the Adviser has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund. Pursuant to the Investment Management Agreement, the Adviser agrees to manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested.

The Adviser compensates all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund. In addition, the Adviser bears its own operating and overhead expenses attributable to its duties under the Investment Management Agreement.

A discussion regarding the considerations of the Fund’s Board for approving the Investment Management Agreement will be included in the Fund’s first annual or semi-annual report to Shareholders.

MANAGEMENT FEE

The Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement an annual management fee of 1.00% of the average monthly net assets of the Fund. The Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.

PLAN OF DISTRIBUTION

The Fund continuously offers the Shares, on a monthly basis, at their NAV per Share through Ultimus Fund Distributors, LLC, the principal underwriter and distributor of the Shares (the “Distributor”). The Distributor, whose principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is affiliated with the Administrator. The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor serves on a best-efforts basis, subject to various conditions. The Distributor is not required to buy any Shares and does not intend to make a market in the Shares, nor does the Fund expect any other underwriter to make a market in the Shares. There is no sales charge for purchases of Shares.

Under the Fund’s Distribution Agreement, the Distributor is responsible for reviewing the Fund’s proposed advertising materials and sales literature and making certain filings with regulators. For these services, the Distributor receives an annual fee from the Adviser. The Adviser is also responsible for paying any out-of-pocket expenses incurred by the Distributor in providing services under the Distribution Agreement.

Under the Fund’s Distribution Agreement with the Distributor, the Fund agrees to indemnify the Distributor and its control persons against certain liabilities including those that may arise under the Securities Act and the 1940 Act as a result of: (i) the Distributor serving as distributor of the Fund pursuant to the agreement; (ii) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the agreement; (iii) the Fund’s failure to comply with any applicable securities laws or regulations; or (iv) untrue statements of material fact or the omissions of material facts required to make statements not misleading in Fund offering materials, sales materials and Shareholder reports.

The Adviser shall pay for any distribution, shareholder servicing, marketing and promotional services rendered to the Shares for the sale of Shares and related shareholder services. These expenses are not reflected in the expense table included in this Prospectus.

CUSTODIAN

Fifth Third Bank, National Association (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 38 Fountain Square, Cincinnati, Ohio 45263.

FUND EXPENSES

Fund Operating Expenses. The Fund will bear all expenses and costs incurred in the conduct of its business, including, without limitation, the following: (i) all of the expenses incurred in connection with the organization of the Fund and the initial and ongoing offering of its Shares; (ii) ordinary administrative and operating expenses, including the Management Fee and the Administration Fee; (iii) ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), custodial costs and interest charges; (iv) fees and expenses in connection with repurchase offers and any repurchases of Shares; (v) compensation of Trustees of the Fund who are not directors, officers or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser (the “Independent Trustees”); (vi) registration, filing and other fees; (vii) the charges and expenses of any entity appointed by the Fund for custodial, transfer agent, shareholder servicing and plan agent services; (viii) charges and expenses of independent accountants retained by the Fund; (ix) fees and expenses of legal counsel retained by the Fund and the Independent Trustees; (x) taxes and fees payable by the Fund to federal, state or other governmental agencies; (xi) any cost of certificates representing Shares; (xii) expenses of meetings of Shareholders and Trustees of the Fund; (xiii) interest, including interest on borrowings by the Fund; (xiv) the costs of printing and mailing the Fund’s prospectus, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to Shareholders of the Fund or regulatory authorities; and (xv) any extraordinary expenses, including any litigation expenses.

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund.

The Fund’s organizational expenses are not expected to exceed $[●]. The expenses associated with the Fund’s initial offering of Shares will be amortized by the Fund over a three-year period beginning on the closing date of the initial offering and are not expected to exceed $[●]. The expenses associated with the ongoing offering of Shares will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

Expense Limitation Agreement. The Adviser has entered into an operating expense limitation and reimbursement agreement with the Fund (the “Expense Limitation Agreement”), whereby the Adviser has agreed to waive or reduce its Management Fee and/or reimburse expenses of the Fund to ensure that the Fund’s total operating expenses (excluding certain “Excluded Expenses” listed below) will not exceed 1.75% (annually) of the Fund’s average monthly net assets (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap consist of the following: brokerage commissions and other similar transactional expenses; interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts); other borrowing costs and fees, including commitment fees; taxes; AFFE; litigation and indemnification expenses; judgments; and extraordinary expenses.

The Expense Limitation Agreement will continue in effect until [●][initial term of agreement to be one year], and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than ten days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board.

The Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (i) the expense limit in effect at the time of the fee waiver and/or expense reimbursement; or (ii) the expense limit in effect at the time of the reimbursement.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Other Investment Activities. The Adviser may, from time to time, engage in financial advisory activities that are independent from, and may conflict with, those of the Fund. In the future, there might arise instances where the interests of the Adviser conflict with the interests of the Fund. The Adviser may, from time to time, provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund), which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, and which may compete with the Fund for investment opportunities. In addition, the Adviser and its respective clients may, from time to time, invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or federal securities law which cannot be waived or modified.

Although the Adviser will seek to allocate investment opportunities among the Fund and its other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser will be appropriate for the Fund or will be referred to the Fund. The Adviser is not obligated to refer any investment opportunity to the Fund.

The managers, members, officers and employees of the Adviser may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, investments may be made by managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Allocation of the Adviser’s Time. The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser may in the future be involved with activities that are unrelated to the Fund. For example, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser and its officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other clients of the Adviser. The Adviser and its employees will devote only as much of their time to the

Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser and its employees may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Adviser Incentive to Direct Client Investments to the Fund

Certain clients of the Adviser may be able to purchase shares of a Portfolio Fund directly rather than indirectly through the Fund.  By purchasing shares of a Portfolio Fund directly, the client will avoid paying the fees and expenses of the Fund in addition to the fees and expenses of the Portfolio Fund.  Although the Adviser will receive a management fee from the client whether or not the client invests directly in a Portfolio Fund or indirectly through the Fund, the Adviser has an incentive to recommend that its clients invest in Portfolio Funds indirectly through the Fund because the Adviser realizes other benefits from having more assets going into the Fund as it will most likely reduce the expense ratio and allow the Adviser to recoup its start-up organizational cost, as well as other fall-out benefits from managing a larger fund, including greater visibility in the investment community. However, as a fiduciary, the Adviser must act in the best interest of its clients when making a recommendation, and will weigh all factors it deems relevant before recommending that a client investment in the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. A Shareholder’s dividends and capital gain distributions will be automatically reinvested if the Shareholder does not instruct the Administrator otherwise. A Shareholder who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Any distributions reinvested will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Funds and/or Portfolio Companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form) identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions will be mailed to Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of a Shareholder’s investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Certain Tax Considerations.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending December 31, and intends to qualify annually, as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “Certain Tax Considerations.”

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering of Shares, including any fees payable to the Adviser.

DIVIDEND REINVESTMENT PLAN

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP.

Participants in the DRIP will receive an amount of full and fractional Shares equal to the amount of the distribution on that participant’s Shares divided by the immediate post-distribution NAV per Share.

 Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. To the extent Shareholders make an election to receive distributions in cash, the Fund may pay any or all such distributions in a combination of cash and Shares. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A Shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and Shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the Shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a Shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A Shareholder whose Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that Shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 46707, Cincinnati, Ohio 45246-0707 or [●].

OUTSTANDING SECURITIES

As of [●], the following number of Shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	0	10,000

REPURCHASE OFFERS

Repurchases. The Fund is a closed-end fund and, to provide liquidity to Shareholders, may from time to time offer to repurchase Shares in accordance with written tenders by Shareholders at those times, in those amounts and on such terms and conditions as the Board may determine in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendation of the Adviser. The Adviser currently expects to recommend to the Board that the Fund offer to repurchase up to 5% of the Fund’s outstanding Shares at the applicable NAV per share on a quarterly basis. However, the Fund is not required to conduct repurchase offers and may be less likely to do so during the first few years following the commencement of Fund operations and during periods of exceptional market conditions. The Fund expects to make its first repurchase offer in the fourth quarter of 2023. In determining whether to repurchase Shares from Shareholders, the Board may consider the following factors in addition to the recommendation of the Adviser, among others:

•	whether any Shareholders have requested to tender Shares of the Fund;
•	the liquidity of the Fund’s assets;
•	the investment plans and working capital and reserve requirements of the Fund;
•	the relative economies of scale with respect to the size of the Fund;
•	the availability of information as to the value of the Fund’s assets;
•	the history of the Fund in repurchasing Shares; and
•	the conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs.

The decision to offer to repurchase Shares of the Fund is in the complete and absolute discretion of the Board. The Fund is not obligated to conduct a repurchase offer and may be less likely to do so during periods of exceptional market conditions

Valuation. The Fund will repurchase Shares at the NAV determined as of the Valuation Date (defined below), which, for quarterly repurchases, is expected to be the last business day of each calendar quarter.

Notice of Repurchase Offer. When the Board determines that the Fund will repurchase Shares, notice of the repurchase offer will be provided to Shareholders which will describe the terms thereof, including information Shareholders should consider in deciding whether to participate in the repurchase offer as well as information on how Shareholders can participate in the repurchase offer. This notice may be included in an annual or semi-annual report or other Fund document. Shareholders tendering Shares for repurchase will be asked to provide written notice of their intent to repurchase Shares by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by the Fund.

Repurchase Procedures. The Fund currently expects to employ the following repurchase procedures with respect to any repurchase offers:

1.      A Shareholder choosing to tender Shares for repurchase must do so by the date specified in the notice describing the terms of the repurchase offer (the “Expiration Date”), which generally will be approximately 65 days before the date as of which Shares are to be repurchased. The Shares (tendered and accepted) will be valued as of the date on which Shares are to be repurchased (the “Valuation Date”), which, for quarterly repurchases, is expected to be the last busines day of each calendar quarter.

2.      Promptly after the Expiration Date, each Shareholder whose Shares have been accepted for repurchase by the Fund will receive a repurchase instrument from the Fund (the

      “Repurchase Instrument”), which will be held by the Administrator or another agent of the Fund on behalf of the Shareholder, entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date will use estimates and is subject to adjustment.

3.      The Repurchase Instrument, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times. The first payment (the “Initial Payment”) will be made in an amount equal to [●]% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Fund will make the Initial Payment as of the later of (i) approximately 35 days after the Valuation Date, or (ii) if the Fund has requested redemptions of its capital from any Portfolio Fund in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount redeemed by the Fund from the Portfolio Funds. The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date based upon the results of the annual audit of the Fund’s financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. The Adviser anticipates that the annual audit of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

4.      Although the amounts required to be paid by the Fund under the Repurchase Instrument will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which the Shareholder must tender Shares and the date they can expect to receive payment for their Shares of the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase by the Fund may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interest in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board will adopt revised procedures designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

No Right of Redemption. No Shareholder will have the right to require the Fund to repurchase its Shares. No public market for the Shares exists, and none is expected to develop in the future. Consequently, Shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, if any, and then only on a limited basis.

Repurchase Fees. The Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate to Shareholders whose Shares are repurchased costs and charges imposed by the Portfolio Funds if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges.

Suspension, Postponement or Termination of Repurchase Offers. The Fund may suspend, postpone or terminate a repurchase offer in certain circumstances if the Board determines that such suspension, postponement or termination is advisable for the Fund and its Shareholders. Upon the termination or withdrawal of the repurchase offer, the Fund will either pay the consideration offered or return the tendered Shares to Shareholders.

Oversubscribed Repurchase Offers. There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, for each repurchase offer, the Board will set a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund will only repurchase a pro rata portion of the Shares tendered, unless the offer to repurchase the Shares in the Fund is increased and extended by the Board. The Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer (if any) and resubmit a new repurchase request, and your repurchase request will not be given any priority over other Shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some Shareholders may tender more Shares than they wish to have repurchased, increasing the likelihood of proration.

There is no assurance that you will be able to tender your Shares when or in the amount that you desire. Moreover, there is no assurance that the Fund will, in fact, conduct repurchase offers, whether quarterly or otherwise.

Consequences of Repurchase Offers. The Fund is permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests pursuant to repurchase offers. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional Shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “General Risks — Repurchase Offers Risk.” In addition, the repurchase of Shares by the Fund will be a taxable event to Shareholders, potentially even to those Shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Certain Tax Considerations” below and in the SAI.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate the NAV of Shares of the Fund as of the close of business on the last business day of each month (each, a “Determination Date”). The NAV of the Fund will equal, unless otherwise noted, the value of the total assets less all of the liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and has delegated to the Valuation Committee the responsibility to determine the fair value of the Fund’s investments. Among other things, the Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel, the Administrator or other third-party consultants in their discussions and deliberations. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the Portfolio Funds or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Primary and secondary investments in Portfolio Funds are generally valued based on the latest NAV reported by the Portfolio Fund Manager. If the NAV of an investment in a Portfolio Fund is not available at the time the Fund is calculating its NAV, the Valuation Committee will consider any cash flows since the reference date of the last NAV reported by the Portfolio Fund Manager by (i) adding the nominal amount of the investment related capital calls; and (ii) deducting the nominal amount of investment related distributions from the last NAV reported by the Portfolio Fund Manager.

In addition to tracking the NAV plus related cash flows of such Portfolio Funds, the Valuation Committee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each Portfolio Fund that is reasonably available at the time the Fund values its investments. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Committee for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Committee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Adviser or the Board will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

The Adviser may in the future act as investment adviser to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV and the Fund if the judgments of the Valuation Committee, the Adviser or the Board regarding appropriate valuations should prove incorrect.

CERTAIN TAX CONSIDERATIONS

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency, or opinion of counsel, with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Taxation as a RIC. As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long- term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid; and (ii) net tax-exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. Since the Fund generally would be required to pay tax on any retained net capital gains at the federal corporate income tax rate, and since that rate is in excess of the maximum federal tax rate currently payable by individuals on long-term capital gains, the amount of federal income tax that individual Shareholders will be treated as having paid and for which they will receive a credit will exceed the federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Shareholder’s liability for U.S. federal income tax. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year; (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year; and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For purposes of the required Excise Tax distribution, the income and gains of Portfolio Funds are expected to be treated as arising in the hands of the Fund at the time realized and recognized by the Portfolio Funds. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax on the portion of under distributed income and gains of the Fund.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities or other income derived with respect to the Fund’s business of investing in such stock or securities, and net income from certain “qualified publicly traded partnerships” (the “Source of Income Test”); and
•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:
-	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and
-	no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio; and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the annual distribution requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Fund Investments. The Fund may invest up to substantially all its assets in Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Portfolio Funds, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Portfolio Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Portfolio Funds that are classified as partnerships for federal income tax purposes. The Fund may engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the Diversification Tests. In the event that the Fund believes that it is possible that it will fail either Diversification Test at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the Diversification Tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the Diversification Tests, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Funds that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Shareholders.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction; (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income; (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited); (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income tax and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the annual distribution requirement and for avoiding U.S. federal income tax and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund’s qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund.

Failure to Qualify as a RIC. If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 5-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it will otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of Shareholders. The Fund is only available for purchase by U.S. investors. A “U.S. investor” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;
•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such Shareholder.

For purposes of determining (i) whether the annual distribution requirement is satisfied for any year; and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s Shareholders on December 31 of the year in which the distribution was declared.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate Shareholders may not include any qualified publicly traded partnership income earned through a Fund in their qualified business income deduction. The IRS and Treasury Department are continuing to evaluate whether it is appropriate to provide such conduit treatment.

Distributions are taxable as described herein whether Shareholders receive them in cash or reinvest them in additional Shares.

While not required to do so, starting with the fourth quarter of 2023, the Fund intends to conduct periodic repurchase offers for a portion of its outstanding Shares. Shareholders who sell all Shares held, or considered to be held, by them pursuant to a repurchase offer will be treated as having sold their Shares and generally will realize a capital gain or loss, as discussed in the following paragraph. If a Shareholder sells fewer than all of its Shares pursuant to a repurchase offer, such Shareholder may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the sale of its Shares, unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such Shareholder; or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the Shareholder’s tax basis in its Shares, and thereafter as capital gain. Where the Shareholder is treated as receiving a dividend, there is a risk that non-tendering Shareholders and Shareholders who sell some but not all of their Shares, in each case whose percentage interests in the Fund increase as a result of such repurchase, will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the repurchase offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing Shares of the Fund.

A Shareholder generally will recognize taxable gain or loss if the Shareholder sells or otherwise disposes of its Shares pursuant to a repurchase offer in a transaction that is treated as a sale or exchange for U.S. federal income tax purposes. The amount of gain or loss will be measured by the difference between such Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the Shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains)

generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report Shareholders’ cost basis, gain/loss, and holding period to such Shareholders and to the IRS on IRS Form 1099 when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax-exempt Shareholders will be considered “covered” securities. You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method with respect to your Shares.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding; or (ii) with respect to whom the Fund receives notification from the IRS requiring backup withholding. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

A Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the Shareholder’s “net investment income” for a taxable year; and (ii) the excess of the Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers and $125,000 in the case of married individuals filing a separate return). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition of Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Shareholders should consult their tax advisers with respect to the U.S. federal, state and local tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors. Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities) with respect to their shares of Fund income. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH SHAREHOLDER SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA, Keogh plan or other plan that is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consult legal counsel and consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (“DOL”) provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, whether the investment is permitted under the ERISA Plan’s governing instruments, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors of the potential investment, the ERISA Plan’s investment portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain Tax Considerations—Taxation of Tax-Exempt Investors”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives.

Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities and the DOL’s regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for an ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified if the investment is made. Specifically, Plan fiduciaries should understand that: (1) Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s Amended and Restated Agreement and Declaration of Trust or the terms of a repurchase or tender offer, if any; (2) Shares have no history of public trading, are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop; (3) investors should not expect to be able to sell Shares (other than through a repurchase offer, if any), regardless of how the Fund performs; (4) although the Fund intends to offer to repurchase Shares on a quarterly basis starting with the fourth quarter of 2023, no guarantee can be given as to whether any such repurchases will actually occur and if so, whether such repurchases will be made quarterly or at other intervals. Moreover, in the event the Fund conducts a repurchase offer, it is expected that only a limited number of Shares will be eligible for repurchase by the Fund, and Shares will not be redeemable at a Shareholder’s option. As a result, a Shareholder may not be able to sell or otherwise liquidate his or her Shares;

(5) Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program; and (6) Shares are speculative and involve a high degree of risk, including the risk associated with leverage. If a fiduciary with respect to any such ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is a registered investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA solely by reason of its authority with respect to the assets of the Fund.

A Plan that proposes to invest in the Fund will be required to represent that it is, and any fiduciaries responsible for such Plan’s investments are, aware of and understand the Fund’s investment objective, policies, strategies and risks; and that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Adviser or other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Prospective Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited (or penalized) by ERISA or the Code.

Prior to a Plan’s investment in the Fund, each fiduciary of the Plan that is responsible for the Plan’s investments (each a “Fiduciary”) will be required to execute a subscription agreement on behalf of the Plan and to personally represent that: (A) each Fiduciary is a “fiduciary” of such Plan within the meaning of Title I of ERISA, Section 4975(e)(3) of the Code or other comparable non-ERISA laws and such person is authorized to execute the subscription agreement on behalf of the Plan; (B) each Fiduciary responsible for the Plan’s investments has executed the subscription agreement; (C) each Fiduciary is: (1) responsible for the decision to invest in the Fund; and (2) qualified to make such investment decision; (D) the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and other applicable laws; (E) the purchase of the Shares by the Plan will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code; and (F) unless otherwise indicated in writing to the Fund, the Plan is not a participant-directed defined contribution plan.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code, should consult with their own legal advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Shareholders that are Plans should consult their legal counsel regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

THE FUND’S ACCEPTANCE OF ANY SUBSCRIPTION AGREEMENT OF ANY PLAN IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

PURCHASING SHARES

Purchase Terms. The minimum initial investment in the Fund is $25,000, and the minimum additional investment is $10,000.

Shares will be offered monthly on the first business day of the month, based on the NAV calculated as of the last business day of the prior month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

In order to purchase Shares, an investor must complete and the Subscription Agreement. The Subscription Agreement must be received by the Administrator at least five (5) business days prior to the date on which the subscription is to take effect. Except as otherwise permitted by the Board, initial and subsequent subscriptions to purchase Shares must be accompanied by payment in cash. The Fund must receive a subscription to purchase Shares and the accompanying payment no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for the subscription to be effected at that day’s NAV. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. If a subscription is rejected, the subscription will be returned without interest promptly to the investor. If a subscription is accepted, the Fund will have immediate use of the subscription proceeds, although there may be a delay in using those funds to purchase portfolio investments, depending on market conditions and the availability of appropriate investments. The Fund will not use an escrow account in connection with its receipt of subscription proceeds.

A prospective investor should consult with the investor’s own attorney, accountant or investment advisor with respect to the suitability of an investment in the Fund.

Eligible Investors. Each prospective Shareholder is required to certify either that the Shares purchased are being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the Securities Act, or that the investor’s purchase of the Shares is directed by the Adviser acting in a fiduciary capacity (regardless of the investor’s “accredited investor” status). Investors who are not “accredited investors” and whose purchase is directed by the Adviser acting in a fiduciary capacity are subject to the following investment limitation at the time of purchase: at the time of investment, no more than 15% of the investor’s total assets in the investor’s separately managed accounts on a combined basis at the Adviser may be invested in the Fund.

To qualify as an “accredited investor,” an individual investor must have: (i) a net worth (or joint net worth with the investor’s spouse or spousal equivalent) immediately prior to the time of purchase in excess of $1 million; (ii) had an income in excess of $200,000 (or joint income with the investor’s spouse or spousal equivalent in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year; or (iii) one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status. For purposes of determining net worth, an investor’s primary residence shall be excluded from both total assets and total liabilities, except that liabilities attached to such residence should be included in total liabilities to the extent that: (i) such liabilities exceed fair market value of such residence; or (ii) any such liability was incurred within 60 days of the purchase date of your Fund investment (e.g., as a result of a second mortgage or a home equity loan), unless such indebtedness was incurred in connection with the purchase of such residence. Corporations, partnerships, trusts and other entities are generally required to have total assets in excess of $5 million.

Shares are being offered only to investors that are “Eligible Investors.” Currently, Eligible Investors only include investors who are accredited investors or clients of the Adviser (regardless of the “accredited investor” status of such client). Shareholders who purchase additional Shares are required to meet the foregoing eligibility criteria at the time of the additional purchase. The relevant investor qualifications are set forth in the investor application documents and must be completed by each prospective Shareholder. If an investor that is a client of the Adviser terminates its relationship with the Adviser, such investor will no longer be eligible to own Shares and will have its Shares involuntarily redeemed by the Fund, unless the investor qualifies as an accredited investor.

Shares may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code.

Shareholder Suitability. An investment in the Fund involves substantial risks and is not necessarily suitable for all Eligible Investors. Shareholders may lose money or their entire investment in the Fund. Investing in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. An investment in the Fund may not be suitable for investors who may need the assets invested in the Fund in a specified time frame. The Fund should be considered to be an illiquid investment. You will not be able to redeem your Shares on a daily basis because the Fund is a closed-end fund.

Before making your investment decision, you and your personal financial advisor should (i) consider the suitability of this investment with respect to your investment objectives and personal situation; and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

The type of investor who will be appropriate for this Fund will be one with a well-diversified portfolio of liquid investments and thus can tolerate the significant illiquidity that comes with investing in the Fund for a portion of their overall investment portfolio. A suitable investor for the Fund will have an investment time horizon of at least ten years for a portion of their investment portfolio.

Transfer of Shares. Shares held by Shareholders may be transferred only under certain limited circumstances, with the written consent of the Board of Trustees or its delegate (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Trustees that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, and must be accompanied by transfer and other documentation that the Board of Trustees or its delegate may reasonably request. The Board of Trustees may not consent to a transfer of Shares by a Shareholder unless such transfer is to a single transferee or after the transfer of a portion of the Shares, the balance of the account of each of the transferee and transferor is not less than $10,000. A Shareholder who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee that acquires Shares in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Shareholder or otherwise, shall be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund.

By purchasing Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder in connection with any such transfer.

SUMMARY OF THE DECLARATION OF TRUST

The Fund is a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated March 24, 2021. If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Declaration of Trust.

The Declaration of Trust authorizes the issuance of an unlimited number of Shares, no par value. The Declaration of Trust provides that the Trustees may authorize the division of Shares into separate and distinct series and/or classes, if and as permitted by the 1940 Act, rules or regulations promulgated by the SEC, or other interpretations issued by the SEC. Currently, closed end investment companies like the Fund are not permitted to issue shares in separate series, unlike open end investment companies. However, such closed end investment companies are permitted to issue shares in separate classes, provided that exemptive relief is received from the SEC prior to doing so. Prior to offering multiple classes of Shares, the Fund will apply for exemptive relief from the SEC. Until the Fund applies for and receives an exemptive order from the SEC, the Fund will offer a single class of Shares for purchase. There is no assurance that the SEC will grant the Fund such exemptive relief.

Shares are, when issued, fully paid and non-assessable by the Fund and have no preemptive or other rights to subscribe to new or additional Shares or other securities issued by the Fund or any series/class. In addition, the Shares do not have rights to cumulative voting. The Board may, from time to time, without approval of Shareholders, divide or combine the Shares of the Fund or any series/class into a greater or lesser number of Shares of the Fund or that series/class (without thereby materially changing the proportionate beneficial interest of the Shares of the Fund or that series/class in the assets held with respect to the Fund or that series/class or materially affecting the rights of Shares of any other series/class), or classify and reclassify any unissued or issued Shares of the Fund or any series or class into one or more series or classes. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

Shareholders of Shares of the Fund or any series/class are entitled to share, in proportion to the number of Shares of the Fund or series/class, any dividends and distributions declared by the Board payable to such Shareholders and in any Fund property available for distribution to Shareholders upon liquidation of the Fund (or particular series/class) after payment of all claims and obligations of the Fund (or the particular series/class).

The Declaration of Trust provides for indemnification out of the assets of the Fund (or the assets of a particular series/class) for all losses and expenses of any Shareholder or former Shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a Shareholder or former Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

The Declaration of Trust also requires that, with the exception of any claims arising under federal securities laws, any suit, action or proceeding brought by any Shareholder against the Fund or its Trustees or officers be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Accordingly, Shareholders may be required to bring suit in an inconvenient and less favorable forum than would otherwise be the case. Moreover, the Declaration of Trust provides that Shareholders waive the right to jury trial for any suit, action or proceeding brought by any Shareholder against the Fund or its Trustees or officers, including claims arising under the federal securities laws.

The Declaration of Trust permits a Shareholder to bring derivative action on behalf of the Fund if the Shareholder first makes a pre-suit demand upon the Trustees to bring the subject action, unless an effort to cause the Trustees to bring such action is excused, and if the requirements of the Delaware Statutory Trust Act are met. Each complaining Shareholder must have been a Shareholder at the time any such demand was made and any derivative complaint must set forth a detailed description of the action or failure to act complained of. This provision does not apply to claims arising under federal securities laws.

The Trustees are elected for indefinite terms and do not stand for reelection. As permitted by the Declaration of Trust, the Board has implemented a retirement policy that subjects Trustees of the Fund to mandatory retirement at the end of the year in which they reach age 78. A Trustee may be removed from office with or without cause only by action of a majority of the then Trustees.

Reference is made to the Declaration of Trust on file with the SEC for the full text of these and other provisions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected [●], [address], as independent registered public accountants for the Fund.

LEGAL COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615, serves as counsel to the Fund. [●], [address], serves as counsel to the Independent Trustees of the Fund.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45249.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES	1
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS	2
BOARD OF TRUSTEES AND OFFICERS	9
CODES OF ETHICS	13
INVESTMENT MANAGEMENT AND OTHER SERVICES	14
ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND COMPLIANCE SERVICES	17
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
LEGAL COUNSEL	21
CUSTODIAN	21
CALCULATION OF NET ASSET VALUE	21
PROXY VOTING POLICIES AND PROCEDURES	21
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	21
FINANCIAL STATEMENTS	21
ADDITIONAL INFORMATION	22
APPENDIX A –PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B – FINANCIAL STATEMENTS	B-1

SUBJECT TO COMPLETION
Dated [●], 2021

The information in this Statement of Additional Information is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

DYNAMIC ALTERNATIVES FUND

Dated [●], 2021

________________________

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the Dynamic Alternatives Fund (the “Fund”) dated [●], as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at 877-[●].

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES	1
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS	2
BOARD OF TRUSTEES AND OFFICERS	9
CODES OF ETHICS	13
INVESTMENT MANAGEMENT AND OTHER SERVICES	14
ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND COMPLIANCE SERVICES	17
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	18
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
LEGAL COUNSEL	20
CUSTODIAN	21
CALCULATION OF NET ASSET VALUE	21
PROXY VOTING POLICIES AND PROCEDURES	21
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	21
FINANCIAL STATEMENTS	21
ADDITIONAL INFORMATION	22
APPENDIX A –PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B –FINANCIAL STATEMENTS	B-1

INVESTMENT POLICIES AND PRACTICES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Fundamental Policies. The Fund’s fundamental policies, which are listed below, may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (the “Shareholders”), duly called, of (i) 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares, whichever is less.

The Fund’s fundamental investment policies are as follows:

(1)	The Fund may issue senior securities to the extent permitted by the 1940 Act and the rules thereunder, including any regulatory guidance or interpretations of, or any exemptive order or other relief issued by, the SEC pursuant thereto.
(2)	The Fund may borrow money to the extent permitted by the 1940 Act and the rules thereunder, including any regulatory guidance or interpretations of, or any exemptive order or other relief issued by, the SEC pursuant thereto.
(3)	The Fund may lend money to the extent permitted by the 1940 Act and the rules thereunder, including any regulatory guidance or interpretations of, or any exemptive order or other relief issued by, the SEC pursuant thereto.
(4)

The Fund may underwrite securities to the extent permitted by the 1940 Act and the rules thereunder, including any regulatory guidance or interpretations of, or any exemptive order or other relief issued by, the SEC pursuant thereto.

(5)

The Fund may purchase, hold and sell commodities to the extent permitted by the 1940 Act and the rules thereunder, including any regulatory guidance or interpretations of, or any exemptive order or other relief issued by, the SEC pursuant thereto.

(6)	The Fund may not purchase, hold or sell real estate, except that it may invest in instruments backed by real estate or interests therein or in the securities of companies (including Portfolio Funds) that deal in real estate or interests therein or are engaged in the real estate business.
(7)	The Fund may not concentrate its assets in any single industry, as concentration is defined or interpreted under the 1940 Act and the rules thereunder, including any regulatory guidance or interpretations of, or any exemptive order or other relief issued
1

by, the SEC; provided that securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to fundamental investment policy (2) above related to borrowings by the Fund. The Fund’s investment policies and restrictions apply only to investments made by the Fund directly, and do not apply to the activities and transactions of the Portfolio Funds, other closed-end funds, open-end funds (also known as mutual funds), ETFs or private funds of funds in which the Fund invests (collectively referred to herein as the “Underlying Funds”), except with respect to the Fund’s policy with respect to concentration (i.e., fundamental investment policy (7), above).

The Fund’s investment objective is not a fundamental policy and, therefore, may be changed by the Board without Shareholder approval.

Non-Fundamental Policies. The Fund has adopted a non-fundamental policy to make repurchase offers of up to 5% of the Fund’s outstanding Shares on a quarterly basis, starting with the fourth quarter of 2023. Because this is not a fundamental policy of the Fund, it may be changed by the Board without Shareholder approval.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES

OF THE FUND AND RELATED RISKS

This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or the Underlying Funds. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund or of the Underlying Funds. There are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section are not comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial.

Investment Companies. The Fund’s investments in Underlying Funds are subject to the requirements and limitations imposed under Section 12 of the 1940 Act and the rules thereunder. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds). However,

2

Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition, not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell, its Shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1-1/2%. The Fund may also rely on Rule 12d1-4 under the 1940 Act (once the Rule is effective), which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an “acquired fund” (i.e., hold more than 25% of the outstanding voting securities of an Underlying Fund that is a registered open-end management investment company).

The Fund, as a holder of the securities of Underlying Funds, will bear its pro rata portion of the Underlying Funds’ expenses, including management fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Equity Securities. The Underlying Funds’ portfolios may include investments in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Common Stock. Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed- income

3

characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Underlying Fund investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Underlying Funds.

Exchange-Traded Funds and Exchange-Traded Notes. Shares of ETFs and similar products such as exchange-traded notes (“ETNs”) in which the Fund may invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs, ETNs and similar products may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Fund’s investments in ETFs and similar products are subject to the risks of investments made by the ETFs and similar products, as well as to the general risks of investing in ETFs and similar products. Fund Shareholders will bear not only the Fund’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and similar products in which the Fund invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

The risks of owning an ETF also generally reflect the risks of owning the underlying securities they are designed to track. To the extent the Fund invests in a sector product, the Fund is subject

4

to the risks associated with that sector. The Fund currently anticipates investing in ETFs that track an energy infrastructure index and gold miners index that subject the Fund, on a non-principal basis, to the following risks. However, the Fund has discretion to change its investment focus at any time and may invest in other sectors in addition to or in place of these sectors without updating this SAI.

Risks Related to Investing in the Energy Sector. The value of securities issued by companies in the energy sector may decline for many reasons, including, without limitation, changes in energy prices; international politics; energy conservation; the success of exploration projects; natural disasters or other catastrophes; changes in exchange rates, interest rates, or economic conditions; changes in demand for energy products and services; and tax and other government regulatory policies. Actions taken by central governments may dramatically impact supply and demand forces that influence energy prices, resulting in sudden decreases in value for companies in the energy sector.

Risks Related to Investing in the Oil, Gas and Consumable Fuels Industry. The oil, gas and consumable fuels industry is cyclical and highly dependent on the market price of fuel. The market value of companies in the oil, gas and consumable fuels industry are strongly affected by the levels and volatility of global commodity prices, supply and demand, capital expenditures on exploration and production, energy conservation efforts, the prices of alternative fuels, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Actions taken by central governments may dramatically impact supply and demand forces that influence the market price of fuel, resulting in sudden decreases in value for companies in the oil, gas and consumable fuels industry. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry.

Associated Risks Related to Investing in Energy Infrastructure Companies: Energy infrastructure companies are subject to risks specific to the industry they serve, including, but not limited to, the following:

•	reduced volumes of natural gas or other energy commodities available for transporting, processing or storing;
•	new construction and acquisition risk, which can limit growth potential;
•	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
•	changes in the regulatory environment;
•	extreme weather;
•	rising interest rates, which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	threats of attack by terrorists.

Master Limited Partnerships Investment Risk. Master Limited Partnerships (“MLPs”), including midstream energy infrastructure MLPs, are publicly traded partnerships engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of

5

natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by changes in macro-economic and other factors affecting the stock market in general, including changes in growth, unemployment, and inflation rates, as well as expectations of interest rates. MLP common units and other equity securities can also be affected by investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Midstream MLPs Investment Risk. MLPs that operate midstream assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, increasing operating expenses and economic conditions, among others. Midstream MLPs may be particularly susceptible to large drops in energy prices, which have the ability to impact more drastically production in the oil and gas fields that they serve. Further, MLPs that operate gathering and processing assets are subject to natural declines in the production of the oil and gas fields they serve. In addition, some gathering and processing contracts subject the owner of such assets to direct commodity price risk.

Risk of Investing in Gold and Silver Mining Companies. Investments related to gold and silver are considered speculative and are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold and silver mining companies. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. The price of gold and silver may fluctuate substantially over short periods of time so the share price of an ETF that invests in gold and silver mining companies may be more volatile than other types of investments. Fluctuation in the prices of gold and silver may be due to a number of factors, including changes in inflation, changes in currency exchange rates and changes in industrial and commercial demand for metals (including fabricator demand). Additionally, increased environmental or labor costs may depress the value of metal investments.

The Fund will be limited by the 1940 Act in the amount of its assets that may be invested in ETFs as described above under “Investment Companies.”

Short-Term Investments. To earn a return on uninvested assets, meet periodic repurchases, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below.

6

U.S. Government Securities. The Fund may invest in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration (“SBA”), the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation.

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates and certificates issued by the SBA or its agent representing interests in a pool of debentures issued by certified development companies and guaranteed by the SBA, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Although the U.S. Government currently provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, because the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. As part of the FHFA’s strategic plan for the conservatorships of Fannie Mae and Freddie Mac, effective as of June 3, 2019, the FHFA has created a single, common enterprise mortgage-backed security, which is referred to as a “single security” or “uniform mortgage-backed security” (“UMBS”). The purpose of this “single security initiative” is to provide additional

7

liquidity to the “to-be-announced” (“TBA”) market and to reduce or eliminate trading disparities between Fannie Mae and Freddie Mac TBA securities. The effects of the issuance of UMBS on the TBA market are not yet known.

Bank Obligations. The Fund will only invest in a security issued by a commercial bank if the bank has total assets of at least $200 million, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and is a U.S. bank and a member of the Federal Deposit Insurance Corporation (the “FDIC”); or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits. Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation.

Certificates of Deposit. Certificates of deposit (“CDs”) are negotiable certificates issued against funds deposited in an insured depository institution for a definite period of time and earning a specified return.

Bankers’ Acceptance. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P.

Money Market Funds. Money market funds are fixed income mutual funds that invest in debt securities characterized by short maturities and minimal credit risk. SEC rules define three categories of money market funds based on investments of the fund—government, prime, and municipal. SEC rules further classify prime and municipal funds as either retail or institutional based on investors in the fund. To the extent the Fund invests in money market funds, it expects to invest in government and institutional prime money market funds. Institutional prime money market funds are subject to potential liquidity fees and redemption gates, and will price and transact at a floating NAV (meaning that the NAV will be priced to 4 decimal places, e.g., $1.0000, and will experience fluctuations from time to time). Government money market mutual funds, including U.S. Treasury funds, are not subject to potential liquidity fees, redemption gates, or a floating NAV.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the Shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. The Fund’s distributions of any profits

8

or gains realized from portfolio transactions generally are taxable to Shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio investments for the fiscal year by the monthly average of the value of the portfolio investments owned by the Fund during the fiscal year. In determining such portfolio turnover, all investments whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the investments in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell investments.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The trustees of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees of the Board are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign at any time upon written notice signed by him or her and delivered to the Chairman of the Board, the President or the Secretary of the Fund, or to a meeting of the Board. A Trustee may be removed with or without cause by action of majority vote of the Trustees. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund, by action of a majority of the remaining Trustees, may appoint an individual to serve as a Trustee. The Board or the Shareholders, to the extent provided by the 1940 Act, the Fund’s Declaration of Trust and/or the Fund’s Amended and Restated By-Laws (“By-Laws”), may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee of the Fund.

To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board and to any agent or employee of the Fund, including the Adviser or Distributor.

9

Trustees. The Board is currently comprised of [●] Independent Trustees and one trustee who is considered an “interested person” of the Fund (the “Interested Trustee”). The business address of the Trustees is c/o Hamilton Capital, LLC, 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio 43220.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the past 5 Years
Interested Trustee
Jeffrey G. Wilkins(2) Born: 1975	Interested Trustee; President and Principal Executive Officer	Since 2021, indefinite	Deputy Chief Investment Officer and Managing Director, Hamilton Capital, LLC, (since August 2010).	1	[●]
Independent Trustees
[●] Born: [●]	Independent Trustee; Chairman	Since 2021, indefinite	[●]	1	[●]
[●] Born: [●]	Independent Trustee	Since 2021, indefinite	[●]	1	[●]
[●] Born: [●]	Independent Trustee	Since 2021, indefinite	[●]	1	[●]
(1)	Under the Fund’s Declaration of Trust, a Trustee serves until his or her successor is elected and qualified, or until his or her removal, resignation, death, incapacity or declaration as bankrupt or retirement from the Board. The Board has implemented a retirement policy that subjects Trustees of the Fund to mandatory retirement at the end of the year in which they reach age 78.
(2)	Mr. Wilkins is considered an “interested person” because of his affiliation with the Adviser.

Officers. The business address of each of the officers is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Jeffrey G. Wilkins Born: 1975	President	Since 2021, indefinite	Deputy Chief Investment Officer and Managing Director, Hamilton Capital, LLC (since August 2010).
Zachary Richmond Born: 1980	Treasurer	Since 2021, indefinite	Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC (since 2019); Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019).
Lynn Bowley Born: 1958	Chief Compliance Officer	Since 2021, indefinite	Senior Vice President and Senior Compliance Officer, Ultimus Fund Solutions, LLC (since 2020); Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC (2010-2019).
10

Eric Kane Born: 1981	Secretary	Since 2021, indefinite	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).
William A. Leuby Born: 1957	Assistant Secretary	Since 2021, indefinite	Senior Vice President, General Counsel and Chief Compliance Officer, Hamilton Capital, LLC (since 1997).
[●] Born: [●]	Anti-Money Laundering Compliance Officer	Since 2021, indefinite	[●]
(1)	Under the Fund’s By-Laws, an officer holds office for one year and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the Trustees.

Information about Each Trustee’s Qualifications, Experience, Attributes and Skills. The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

Jeffrey G. Wilkins. Mr. Wilkins has served as a Trustee and co-portfolio manager of the Fund since its inception in 2021. Mr. Wilkins joined the Adviser in 2010, where he currently serves as a Deputy Chief Investment Officer and a Managing Director. Mr. Wilkins has more than 15 years of active investment and business leadership experience. He has directed the investment and management of a number of public asset classes, including high-yield bonds, energy infrastructure, U.S. mid-cap and Japan stocks. He has also led research into alternative asset classes, such as real estate, private-equity, and Sub-Saharan African equities. Prior to joining Hamilton Capital, Mr. Wilkins made active investments in several private companies and real estate ventures and co-founded a venture-backed technology business. He holds an MBA with distinction from The Ross School of Business at the University of Michigan and a bachelor’s degree magna cum laude from The University of Arizona.

[Name of Independent Trustee #1] [Add description of Trustee’s qualifications.]

[Name of Independent Trustee #2] [Add description of Trustee’s qualifications.]

[Name of Independent Trustee #3] [Add description of Trustee’s qualifications.]

11

Leadership Structure and Oversight Responsibilities. Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Declaration of Trust and the By-Laws. The Board is currently composed of [●]members, [●] of whom are Independent Trustees. The Board will meet in-person, telephonically and/or via video at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person, telephonic and video meetings to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an audit committee (the “Audit Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [●], an [Interested Trustee OR Independent Trustee], to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day- to-day risk management functions are subsumed within the responsibilities of the Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Principal Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s Custodian, Distributor and Administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees. The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing

12

the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of [insert name of each of the Independent Trustees and specify who will be the Chairman of the Committee]. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last year.

Trustee Ownership of Securities. The following table sets forth the dollar range of Shares of the Fund owned by the Trustees, of record or beneficially, as of [●]:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex(1)
Interested Trustee
Jeffrey G. Wilkins	None	None
Independent Trustees
[●]	None	None
[●]	None	None
[●]	None	None
(1)	As of [●], the Fund is the only registered investment company in the Fund Complex.

Independent Trustee Ownership of Securities. None of the Independent Trustees (or their immediate family members) owns securities of the Adviser, or of an entity controlling, controlled by or under common control with the Adviser.

Trustee Compensation. In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee an amount of $[●] per meeting. [Describe compensation of Independent Trustees.] The Interested Trustee will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

The following table sets forth the anticipated compensation to be paid to the Independent Trustees for the Fund’s fiscal year ending April 30, 2021:

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund and Fund Complex Paid to Trustees
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]

CODES OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Fund, the Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection

13

with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser. Hamilton Capital, LLC (“Hamilton” or the “Adviser”), located at 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio 43220, serves as the investment adviser of the Fund. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940 (the “Advisers Act”) and is primarily owned by R. Matthew Hamilton. Hamilton Capital Management, Inc. was formed in 1997 and underwent an internal reorganization as of July 1, 2019 that resulted in its business operations being assigned to Hamilton Capital, LLC. The Adviser had approximately $3.23 billion in assets under management as of June 30, 2021. Subject to the general supervision of the Board, and in accordance with the investment objective and policies of the Fund, the Adviser has been engaged to continuously furnish an investment program with respect to the Fund and to furnish such other services necessary to sponsor and manage the Fund that are not specifically delegated to other service providers of the Fund, including overseeing the work that is delegated to other service providers of the Fund. The Adviser provides such services to the Fund pursuant to an investment management agreement between the Adviser and the Fund (the “Investment Management Agreement”).

The Investment Management Agreement became effective as of [●], 2021, and unless otherwise terminated, will continue in effect for two years from such date, and from year to year thereafter, so long as such continuance is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) and is terminable without penalty (i) on sixty (60) days’ written notice to the Adviser either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund, or (ii) on ninety (90) days’ written notice to the Fund by the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties thereunder, the Adviser will not be liable to the Fund or to any Shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services thereunder. The Investment Management Agreement also provides for indemnification by the Fund, to the fullest extent permitted by law, of the Adviser, its affiliates and any of their respective partners, members, directors, officers, employees and shareholders from and against any and all claims, liabilities, damages, losses, costs and expenses that arise out

14

of or in connection with the performance or non-performance of or by such person of any of the Adviser’s responsibilities under the Investment Management Agreement, provided that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Fund, and so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, or gross negligence or reckless disregard of such person’s obligations under the Investment Management Agreement.

In consideration of the advisory and other services provided by the Adviser to the Fund under the Investment Management Agreement, the Fund will pay the Adviser an annual management fee (the “Management Fee”) of 1.00% of the average monthly net assets of the Fund. The Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Management Fee will be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board may determine and specify in writing to the Adviser.

The Adviser has entered into an operating expense limitation and reimbursement agreement with the Fund (the “Expense Limitation Agreement”), whereby the Adviser has agreed to waive or reduce its Management Fee and/or reimburse expenses of the Fund to ensure that the Fund’s total operating expenses (excluding certain “Excluded Expenses” listed below) will not exceed 1.75% (annually) of the Fund’s average monthly net assets (the “Expense Cap”). Excluded Expenses that are not covered by the Expense Cap include: brokerage commissions and other similar transactional expenses, interest (including interest incurred on borrowed funds and interest incurred in connection with bank and custody overdrafts), other borrowing costs and fees including interest and commitment fees, taxes, acquired fund fees and expenses, litigation and indemnification expenses, judgments, and extraordinary expenses.

The Expense Limitation Agreement will continue in effect until [●][initial term of agreement to be one year], and will renew automatically for successive periods of one year thereafter, unless written notice of termination is provided by the Adviser to the Fund not less than ten (10) days prior to the end of the then-current term. The Board may terminate the Expense Limitation Agreement at any time on not less than ten (10) days’ prior notice to the Adviser, and the Expense Limitation Agreement may be amended at any time only with the consent of both the Adviser and the Board.

The Adviser is permitted to be reimbursed in any subsequent month in the three-year period from the date of the fee waiver and/or expense reimbursement if the aggregate amount actually paid by the Fund toward operating expenses for such month (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (i) the expense limit in effect at the time of the fee waiver and/or expense reimbursement; or (ii) the expense limit in effect at the time of the reimbursement.

15

Compensation of the Management Team. As of the date of this SAI, each portfolio manager is compensated by the Adviser through a combination of fixed salary and benefits, and the potential for bonus and deferred compensation. In determining each portfolio manager’s compensation, the Adviser considers the portfolio manager’s credentials and track-record as well as value-added and competitive market conditions. Actual absolute and relative returns of portfolios managed by the portfolio manager are used to determine any payouts for bonus and deferred compensation.

Other Accounts Managed by the Portfolio Managers. The following table provides additional information about other accounts managed by the portfolio managers jointly and primarily responsible for day-to-day management of the Fund as of June 30, 2021:

Types of Account	Number of Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Antonio Caxide
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,400	$3.23 billion	0	$0
Jeffrey G. Wilkins
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,400	$3.23 billion	0	$0
Lee Caleshu
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2,400	$3.23 billion	0	$0

Conflicts of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Management Team Ownership of Securities in the Fund. The following table sets forth the dollar range of Shares of the Fund owned by the Fund’s portfolio managers, of record or beneficially, as of [●], 2021:

16

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Antonio Caxide	$1-$10,000(1)
Jeffrey G. Wilkins	$1-$10,000(1)
Lee Caleshu	None
(1)	Mr. Caxide and Mr. Wilkins indirectly own shares of the Fund through their ownership of the Adviser, which, as of the date of this SAI, owns 100% of the outstanding shares of the Fund.

ADMINISTRATION, FUND ACCOUNTING, TRANSFER AGENCY AND COMPLIANCE SERVICES

Administration, Fund Accounting and Transfer Agency Services. Ultimus Fund Solutions, LLC (the “Administrator” or “Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45249, provides administration, fund accounting, and transfer agency services to the Fund. Pursuant to a Master Services Agreement (the “Master Services Agreement”), the Fund pays the Administrator a separate fee for administration, fund accounting and transfer agency services. The Fund also reimburses the Administrator for certain out-of-pocket expenses incurred on the Fund’s behalf. The fees are accrued and paid monthly by the Fund based on the average daily net assets for the prior month.

The Administrator administers the Fund’s operations in such manner and to such extent as may be authorized by the Board. Administration services include, but are not limited to: (i) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian as well as legal, auditing, shareholder servicing and other services performed for the Fund; (ii) preparing for filing and filing certain regulatory filings subject to Fund counsel and/or independent auditor oversight; (iii) overseeing the preparation and filing of the Fund’s tax returns, financial statements and related reports to the Fund’s Shareholders, the SEC and state and other securities administrators; (iv) providing the Fund with certain officers; (v) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and in the preparation of periodic compliance reports; and (vi) with the cooperation of the Adviser, the officers of the Fund and other relevant parties, preparing and disseminating materials for meetings of the Board.

The Master Services Agreement continues in effect, unless earlier terminated by the Fund or the Administrator, through [●]. Thereafter, unless otherwise terminated, the Master Services Agreement shall be renewed automatically for successive one-year periods. Either party may terminate the Master Services Agreement with or without cause, but only upon the expiration of the initial term or any renewal term, by giving the other party 90 days’ prior written notice. Either party may terminate the Master Services Agreement with good cause (as defined under the Master Services Agreement) on at least thirty days’ written notice to the other party.

Under the Master Services Agreement, the Administrator is liable for any damages resulting from the willful misfeasance, bad faith or gross negligence of the Administrator as a result of the performance or non-performance by the Administrator of its obligations and duties under the agreement. However, the Administrator’s total liability shall not exceed the total compensation received by the Administrator under the Master Services Agreement during the most recent rolling twelve month period or the actual time period the Master Services Agreement has been in effect if such time period is less than twelve months. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive, consequential or exemplary damages or lost profits, of

17

any kind whatsoever under any provision of the Master Services Agreement or for any such damages arising out of any act or failure to act thereunder.

Consulting Services. Pursuant to a Consulting Agreement (the “Consulting Agreement”), Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides compliance services to the Fund. The Fund pays a base annual fee to NLCS for its standard compliance services, certain one-time fees related to the organization of the Fund and may pay NLCS additional fixed fees for additional compliance services as necessary. The Fund also reimburses NLCS for certain out-of-pocket expenses incurred on the Fund’s behalf. All annualized fees owed to NLCS under the Consulting Agreement are invoiced on a quarterly basis in advance.

Compliance services include, but are not limited to: (i) reviewing the policies and procedures of the Fund’s service providers; (ii) assessing the Fund’s internal control structure and operational risks; (iii) drafting policies and procedures for the Fund in compliance with Rule 38a-1 under the 1940 Act; (iv) providing ongoing monitoring and reporting to the Board; and (v) supplying certain officers to the Fund, including the Fund’s Chief Compliance Officer.

The Consulting Agreement continues in effect, unless terminated by the Fund or NLCS, through [●]. Thereafter, unless otherwise terminated, the Consulting Agreement shall be renewed automatically for successive one-year periods. Either party may terminate the Consulting Agreement with or without cause by giving the other party 60 days’ prior written notice. The Consulting Agreement shall also terminate if the Board chooses to engage its own chief compliance officer following the dismissal of the Fund’s current Chief Compliance Officer by NLCS.

Under the Consulting Agreement, NLCS is liable for any damages arising out of NLCS’s lack of good faith, gross negligence, willful misconduct or reckless disregard of duties with respect to NLCS’s performance under or in connection with the Consulting Agreement. However, NLCS’s total liability shall not exceed an amount equal to the fees paid under the Consulting Agreement during the immediately preceding twelve month period or the actual time period NLCS has been engaged if such time period is less than twelve months. In addition, NLCS will not be liable for any indirect, exemplary, incidental, special or consequential damages or costs, including loss of profit or goodwill, whether foreseeable or not, even if the Fund has been advised of the possibility of such damages.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage. Because the Adviser expects that most of the Fund’s purchases of securities will be made directly from the issuer (i.e., the Portfolio Funds and other Underlying Funds), the Adviser expects to engage in transactions using a broker on a more limited basis. When engaging in brokerage transactions, the Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to seek to obtain best execution in conducting

18

portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Fund nor the Adviser has entered into any agreements or understandings with any brokers regarding the placement of securities transactions based on research services they provide. To the extent that brokers supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser, and therefore may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

Investment decisions for the Fund are made independently of those of other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other accounts. Simultaneous transactions are likely when several accounts are managed by the Adviser, particularly when a security is suitable for the investment objectives of more than one such account. When two or more accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective accounts as to both amount and price, in accordance with a method deemed equitable to each account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

Each investment manager of each Underlying Fund, including each Portfolio Fund Manager of each Portfolio Fund (collectively, the “Underlying Fund Investment Managers”), is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Underlying Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority

19

of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser expects that each Underlying Fund Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Underlying Fund substantially as described below, although the Adviser can give no assurance that an Underlying Fund Investment Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Underlying Fund, an Underlying Fund Investment Manager will seek to obtain best execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Subject to appropriate disclosure, however, Underlying Fund Investment Managers may select brokers on a basis other than that outlined above and may receive services (other than research as described in the following paragraph) that benefit the Underlying Fund Investment Manager rather than its Underlying Fund. The Adviser may consider the adequacy of the broker selection process employed by an Underlying Fund Investment Manager, as well as the above principles, as a factor in determining whether to invest in an Underlying Fund. Each Underlying Fund Investment Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

Consistent with seeking best execution, an Underlying Fund Investment Manager may place brokerage orders with brokers that may provide the Underlying Fund Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Underlying Fund Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Underlying Fund Investment Manager or its affiliates in providing services to clients other than an Underlying Fund. In addition, not all of the supplemental information is used by the Underlying Fund Investment Manager in connection with an Underlying Fund in which the Fund invests. Conversely, the information provided to an Underlying Fund Investment Manager by brokers and dealers through which other clients of the Underlying Fund Investment Manager and its affiliates effect securities transactions may be useful to the Underlying Fund Investment Manager in providing services to its Underlying Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has engaged [●], [address], as independent registered public accountants for the Fund.

LEGAL COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615, serves as counsel to the Fund. [●], [address], serves as counsel the Independent Trustees of the Fund.

20

CUSTODIAN

Fifth Third Bank, National Association (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 38 Fountain Square, Cincinnati, Ohio 45263.

CALCULATION OF NET ASSET VALUE

The Fund will calculate the net asset value (“NAV”) of Shares as of the close of business on the last business day of each month (each, a “Determination Date”). In determining the NAV of Shares, the Fund will value its investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of the liabilities attributable to the Fund, including accrued fees and expenses, each determined as of the relevant Determination Date.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at [●] and (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Information regarding control persons and principal Shareholders of the Fund is not provided because the Fund was not offered for sale until the date of this SAI. As of the date of this SAI, the Trustees and officers of the Fund did not own any Shares of the Fund.

Any person who beneficially owns 25% or more of the outstanding Shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the Shares of the Fund on any matter requiring the approval of Shareholders.

FINANCIAL STATEMENTS

Audited financial statements of the Fund will be provided by pre-effective amendment to the Fund’s registration statement on Form N-2.

21

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

22

APPENDIX A –PROXY VOTING POLICIES AND PROCEDURES

[to be filed by amendment]

A-1

APPENDIX B –FINANCIAL STATEMENTS

[to be filed by amendment]

B-1

PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)       Financial Statements:

Included in Part A: Not applicable.

Include in Part B: To be filed by Amendment.

(2)       Exhibits:

See “Exhibit Index.”

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance or Distribution
SEC registration fee	$10,910
Printing and mailing expenses	$12,000*
Legal fees and expenses	$150,000*
Accounting fees and expenses	$60,000*
Miscellaneous	$10,000*
Total	$242,910

*Estimate.

Item 28.	Persons Controlled by or under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of [●], 2021 of each class of securities of the Dynamic Alternatives Fund (the “Registrant”).

Title of Class	Number of Record Holders
Shares of Beneficial Interest, no par value	1
Item 30.	Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers and other “covered persons” to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

In addition, each of the following agreements contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances: Investment Management Agreement between the Registrant and Hamilton Capital, LLC (“Hamilton Capital”), dated as of [ ], 2021; Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC (the “Distributor”), dated as of [ ], 2021; Custody Agreement between the Registrant and Fifth Third Bank, National Association (the “Custodian”), dated as of [ ], 2021; Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC (the “Administrator”), dated as of [ ], 2021; Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC, dated as of [ ], 2021; and Form of Subscription Agreement (for other than seed capital).

The Registrant’s Trustees and officers are insured under a standard investment company trustee/officer and errors/omissions insurance policy covering loss incurred by reason of [describe policy terms].

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee , officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Hamilton Capital is an Ohio limited liability company that offers investment management services. Hamilton Capital’s offices are located at 5025 Arlington Centre Boulevard, Suite 300, Columbus, Ohio 43220. A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Hamilton Capital who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” and “Board of Trustees and Officers” in the Prospectus and the Statement of Additional Information, respectively. Also refer to Part IA of Hamilton Capital’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC, which can be accessed at https://adviserinfo.sec.gov/.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices of, as applicable, the following service providers: (1) Hamilton Capital, (2) the Custodian and (3) the Administrator.

1.	Hamilton Capital, LLC 5025 Arlington Centre Boulevard, Suite 300 Columbus, Ohio 43320
2.	Fifth Third Bank, National Association

38 Fountain Square,

Cincinnati, Ohio 45263

3.	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.       Not applicable.

2.       Not applicable.

3.       The Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)       To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(3)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
d.	That, for the purpose of determining liability under the 1933 Act to any purchaser, each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
e.	That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;
(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.       Not applicable.

5.       Not applicable.

6.       Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7.       The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, and the State of Ohio, on the 17th day of August, 2021.

DYNAMIC ALTERNATIVES FUND

By: /s Jeffrey G. Wilkins

Name: Jeffrey G. Wilkins

Title: President & Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Jeffrey G. Wilkins	President & Trustee (Principal Executive Officer)	August 17, 2021
Jeffrey G. Wilkins

/s/ Zachary Richmond	Treasurer (Principal Financial Officer)	August 17, 2021
Zachary Richmond

EXHIBIT INDEX

Exhibit	Description	Incorporated by Reference To	Filed Herewith
(a)(1)	Certificate of Trust of the Registrant, dated as of March 24, 2021.	Registrant’s initial Registration Statement on Form N-2 (1933 Act File No. 333-255144) as filed with the Commission on April 9, 2021.
(a)(2)	Amended and Restated Agreement and Dec laration of Trust of the Registrant, dated as of August 10, 2021.		X
(b)(1)	Amended and Restated By-Laws of the Registrant, dated as of May 27, 2021.	Registrant’s Pre-Effective Amendment No. 1 on Form N-2 (1933 Act File No. 333-255144) as filed with the Commission on June 8, 2021
(c)	Not applicable.
(d)	Incorporated by reference to Exhibits (a)(1), (a)(2) and (b)(1).
(e)	Form of Dividend Reinvestment Plan.		X
(f)	Not applicable.
(g)(1)	Form of Investment Management Agreement between the Registrant and Hamilton Capital.		X
(h)(1)	Form of Distribution Agreement between the Registrant and the Distributor. [Portions of this exhibit have been omitted]		X
(h)(2)	Form of Dealer Agreement between the Distributor and financial intermediaries.		X
(i)	Not applicable.
(j)(1)	Form of Custody Agreement between the Registrant and the Custodian. [Portions of this exhibit have been omitted]		X
(k)(1)	Form of Master Services Agreement between the Registrant and the Administrator for fund administration, fund accounting and transfer agency services.[Portions of this exhibit have been omitted]		X
(k)(2)	Form of Operating Expense Limitation Agreement between the Registrant and Hamilton Capital.		X

(k)(3)	Form of Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC for compliance services. [Portions of this exhibit have been omitted]	X
(l)	Opinion and consent of counsel for the Registrant. [1]
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm. [1]
(o)	Not applicable.
(p)(1)	Seed Money Subscription Agreement between the Registrant and Hamilton Capital, dated as of [ ], 2021. 1
(p)(2)	Form of Subscription Agreement (for other than seed capital).	X
(q)	Not applicable.
(r)(1)	Code of Ethics of the Registrant. [1]
(r)(2)	Code of Ethics of Hamilton Capital. [1]
(r)(4)	Code of Ethics of the Distributor.	X
(s)	Power of Attorney. [1]

1 To be filed by Amendment.